AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 2007

File No. 333-141547

File No. 811-010491

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 9	☒
(Check appropriate box or boxes)	☐

NUVEEN REAL ESTATE INCOME FUND

(Exact Name of Registrant as Specified in Charter)

333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606

(Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 257-8787

(Registrant’s Telephone Number, including Area Code)

Kevin J. McCarthy

Vice President

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:

Monica L. Parry

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X ]

It is proposed that this filing will become effective (check appropriate box)

☐	When declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(1)
Common Shares, $0.01 par value	2.825 million Shares	$	$	$

(1)	Transmitted prior to filing.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS (SUBJECT TO COMPLETION)

[                    ,] 2007

PROSPECTUS

2,825,000 Common Shares

Nuveen Real Estate Income Fund

Nuveen Real Estate Income Fund (the “Fund”) is a non-diversified, closed-end management investment company. The Fund’s primary investment objective is to provide high current income. The Fund’s secondary investment objective is capital appreciation. Under normal circumstances, the Fund invests at least 90% of its Managed Assets (as defined on p.      of the Prospectus) in income producing securities issued by real estate companies, including up to 25% of its assets in non-dollar denominated REICs, as defined below. The Fund cannot assure you that it will achieve its investment objectives.

Investing in the Fund’s Common Shares involves certain risks that are described in the “Risk Factors” and “How the Fund Manages Risks” sections of this Prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information (“SAI”), dated [                    ,] 2007, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on the last page of this Prospectus, annual and semi-annual reports to shareholders and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission’s (“SEC”) web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Portfolio Contents.    Under normal circumstances, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as real estate investment trusts (“REITs”) and foreign real estate investment companies (“REICs”); at least 80% of its total assets in income producing equity securities issued by REITs and REICs; and up to 20% of its total assets in debt securities, including convertible debt securities issued or guaranteed by real estate companies. In addition, the Fund will not invest more than 25% of its total assets in non-investment grade preferred stocks, convertible preferred stocks and debt securities (commonly known as “junk bonds”); and 10% of its total assets in illiquid real estate securities.

Adviser and Sub-Adviser.    Nuveen Asset Management is the Fund’s investment adviser and Security Capital Research & Management Incorporated (“Security Capital”) is the Fund’s sub-adviser.

The common shares are listed on the American Stock Exchange. The trading or “ticker” symbol of the common shares of the Fund is “JRS.”

The date of this Prospectus is                     , 2007

Prospectus Summary	1
Summary of Fund Expenses	11
Financial Highlights	13
Trading And Net Asset Value Information	15
The Fund	15
Use of Proceeds	16
The Fund’s Investments	16
Portfolio Composition	18
Use of Leverage	20
Risk Factors	23
Interest Rate Transactions	30
How the Fund Manages Risk	32
Management of the Fund	33
Net Asset Value	36
Distributions	37
Dividend Reinvestment Plan	38
Plan of Distribution	39
Description of Shares	41
Certain Provisions in the Declaration of Trust	43
Repurchase of Fund Shares; Conversion to Open-End Fund	44
Tax Matters	45
Custodian and Transfer Agent	50
Legal Opinion	50
Available Information	50
Statement of Additional Information Table of Contents	51
Appendix A	A-1

You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund will update this Prospectus to reflect any material changes to the disclosures herein.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the SAI.

The Fund

Nuveen Real Estate Income Fund (the “Fund”) is a non-diversified, closed-end management investment company. See “The Fund.” The Fund’s common shares, $.01 par value per share (“Common Shares”), are traded on the American Stock Exchange (the “Exchange”) under the symbol “JRS.” See “Description of Shares.” As of September 30, 2007, the Fund had 28,259,132 Common Shares outstanding, 8,880 preferred shares (referred to herein as “FundPreferred Shares”) and net assets applicable to Common Shares of $639,957,761.

Investment Objectives and Policies

The Fund’s primary investment objective is to provide high current income. Capital appreciation is a secondary investment objective. The Fund’s investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval.

Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies. The Fund’s policy of investing at least 90% of its Managed Assets in income-producing securities issued by real estate companies is not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, this policy may only be changed by the Fund’s Board following the provision of 60 days’ prior written notice to Common Shareholders. The Fund cannot assure you that it will achieve its investment objectives.

Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as REITs and REICs. At least 80% of the Fund’s total assets will be invested in income-producing equity securities issued by REITs, and substantially all of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

The preferred stocks, convertible preferred stocks and debt securities in which the Fund may invest are sometimes collectively referred to in this Prospectus as “Ratable Securities.” The Fund will not invest more than 25% of its total assets in Ratable Securities of below investment grade quality. Investment grade quality Ratable Securities are those that have received a rating no lower than Baa or BBB by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”), or Fitch, Inc. (“Fitch”). The Fund will not invest more than 10% of its total assets in illiquid real estate securities. The Fund will not enter into short sales or invest in derivatives, except as described in this Prospectus in connection with interest rate swap or interest rate cap transactions. See “The Fund’s Investments—Use of Leverage” and “—Interest Rate Transactions.” The Fund may invest up to 25% of its assets in non-dollar denominated REICs. The Fund will not invest more than 10% of its total assets in the securities of any one issuer.

A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least 50% of its assets invested in such real estate). A common type of real estate company, a REIT, is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

See “The Fund’s Investments.” See “The Fund’s Investments” and “Risk Factors.”

Investment Adviser and Sub-Adviser

Nuveen Asset Management (“NAM”) is the Fund’s investment adviser and Security Capital Research & Management Incorporated (“Security Capital”) is the Fund’s sub-adviser. NAM is located at 333 West Wacker Drive, Chicago, IL 60606. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $170.4 billion in assets under management or supervision, as of September 30, 2007. Nuveen Investments is a publicly-traded company. On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) to be acquired by investors led by Madison Dearborn Partners, LLC. For more information regarding the Merger Agreement see “Investment Adviser and Sub-Adviser.”

Security Capital is a wholly-owned subsidiary of J.P. Morgan Chase & Co. Security Capital is a registered investment adviser with approximately $5.7 billion in assets under management as of September 30, 2007, all of which were real estate securities. Security Capital has been investing in public real estate securities since 1995, through the open market purchase of real estate securities as well as through the negotiation and structuring of private placements of convertible preferred real estate securities. See “Investment Adviser and Sub-adviser.”

The Fund pays NAM an annual management fee, payable monthly, in a maximum amount equal to 0.90% of the Fund’s average daily assets, including assets attributable to FundPreferred Shares and principal amount of borrowings (“Managed Assets”). This maximum fee is equal to the sum of a “fund-level fee” and a “complex-level fee.” The fund-level fee is a maximum of 0.70% of the Fund’s daily Managed Assets, with lower fee levels for fund-level assets that exceed $500 million. The complex-level fee is a maximum of 0.20% of the Fund’s daily Managed Assets based on the daily Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S., with lower fee levels for complex-level assets that exceed $55 billion. As of September 30, 2007, the complex-level fee rate was 0.1831% of the Fund’s Managed Assets.

NAM has contractually agreed to reimburse the Fund for fees and expenses in the amount of 0.25% of the Fund’s daily Managed Assets (through November 30, 2007), and for a declining amount for an additional four years (through November 30, 2011). Pursuant to a sub-advisory agreement, NAM pays Security Capital a percent of the annual management fee based on Managed Assets.

For more information on fees and expenses, including fees attributable to Common Shares, see “Management of the Fund—Investment Management Agreements.”

Use of Leverage

The fund uses leverage through the issuance of preferred shares, called FundPreferred Shares, commercial paper or notes and/or borrowings in an aggregate amount of approximately 30% of the Fund’s capital after such issuance or borrowing.

As of September 30, 2007, there were $222 million in FundPreferred Shares outstanding and approximately $70 million in borrowings. FundPreferred Shares have seniority over the Common Shares. The FundPreferred Shares, as well as the issuance of commercial paper, notes and borrowings, (collectively, “Borrowings”) leverage the Common Shares. Following an additional offering of Common Shares from time to time, the Fund may offer additional FundPreferred Shares, or incur additional Borrowings, to maintain the Fund’s desired leverage ratio. Leverage involves special risks. There is no assurance that the Fund’s leveraging strategy will be successful. The Fund will seek to invest the proceeds of any future FundPreferred Share offerings, or Borrowings, in a manner consistent with the Fund’s investment objectives and policies. See “Use of Leverage.”

Offering Methods

The Fund may offer shares using one or more of the following methods: (i) at-the-market transactions through one or more broker-dealers that have entered into a selected dealer agreement with Nuveen Investments, LLC (“Nuveen”), one of the Fund’s underwriters; (ii) through an underwriting syndicate; and (iii) through privately negotiated transactions between the Fund and specific investors. See “Plan of Distribution.”

Distribution Through At-the-Market Transactions.    The Fund from time to time may offer its Common Shares through Nuveen, to certain broker-dealers that have entered into selected dealer agreements with Nuveen (the “ATM Program”). Common Shares will only be sold on such days as shall be agreed to by the Fund and Nuveen. Common Shares will be sold at market prices, which shall be determined with reference to trades on the Exchange, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per share plus the per share amount of the commission to be paid to Nuveen. The Fund and Nuveen will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen with respect to sales of the Common Shares at a commission rate of up to 3% of the gross sales price per share of Common Shares sold. Nuveen will compensate broker-dealers participating in the offering at a fixed rate of up to 2.40% of the gross sales price per share of Common Shares sold by that broker-dealer. Nuveen may from time to time change the dealer re-allowance. In addition, out of its own assets, Nuveen may compensate broker-dealers for advice relating to the development, structuring and on-going operation of the ATM Program. Nuveen Investments intends to enter into an agreement with UBS Securities LLC (“UBS”) for the provision of such services and will compensate UBS at the rate of $10,000 per calendar quarter for each Nuveen fund in the ATM Program (the “ATM Program Fee”), up to a maximum amount of $200,000. The ATM Program Fee will be paid quarterly in arrears with respect to quarters during which there is fund activity under the ATM Program. The ATM Program Fee may be deemed by the Financial Industry Regulatory Authority (“FINRA”) to constitute compensation to UBS in connection with the ATM Program. Settlements of Common Share sales will occur on the third business day following the date of sale.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”), and the compensation of Nuveen may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further prospectus supplement, Nuveen will act as underwriter on a reasonable efforts basis.

The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all Shares subject thereto or (ii) termination of the Distribution Agreement. The Fund and Nuveen each have the right to terminate the Distribution Agreement in its discretion at any time. See “Plan of Distribution—Distribution Through Agents.”

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

Distribution Through Underwriting Syndicates.    The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, Underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 2% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross per share offering price. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 94% of the closing market price of the Fund’s Common Shares on the day prior to the offering date. See “Plan of Distribution—Distribution Through Underwriters.”

Distribution Through Privately Negotiated Transactions.    The Fund, through Nuveen, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the investor seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Common Share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis. See “Plan of Distribution—Distribution Through Privately Negotiated Transactions.”

Special Risk Considerations	Risk is inherent in all investing. Therefore, before investing in the Fund you should consider certain risks carefully. The primary risks of investing in Common Shares are:

Anti-Takeover Provisions Risk.    The Fund’s Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. The provisions of the Declaration could have the effect of depriving the Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust” and “Risks—Anti-Takeover Provisions.”

Foreign Currency Risk.    Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. Dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

General U.S. Real Estate Risk.    Because the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. There are special risks associated with particular sectors of real estate investments. For more information, see “Risk Factors.”

Foreign Securities Risk.    The Fund may invest up to 25% of its total assets in REICs or other real estate securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units (“Foreign Securities”). Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of Foreign Securities often are more volatile than other domestic securities. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Foreign Securities.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on FundPreferred Shares, if any, or interest payments on any Borrowings may increase. See “Risk-Inflation Risk.”

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Interest Rate Transaction Risk.    The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest rate expenses resulting from increasing short-term interest rates. A decline in interest rate may result in a decline in the value of the swap or cap which may result in a decline in the net assets value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See “Interest Rate Transactions.”

Leverage Risk.    The use of leverage through the issuance of FundPreferred Shares creates an opportunity for increased Common Share net income and returns, but also creates special risks for Common Shareholders. There is no assurance that the Fund’s leveraging strategy will be successful.

Leverage creates two major types of risks for Common Shareholders:

•

the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of the issuance of Fund Preferred Shares or Borrowings, are borne entirely by the Common Shareholders; and

•

the possibility either that Common Share income will fall if the dividend rate on Fund Preferred Shares or the interest rate on any Borrowings rises, or that Common Share income will fluctuate because the dividend rate on Fund Preferred Shares or the interest rate on any Borrowings varies.

See “Risk Factors—Leverage Risk” and “Use of Leverage.”

Lower-Rated Securities Risk.    The Fund may invest up to 25% of its total assets in securities of below grade investment quality (Ba/BB or below), commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. See “Risks—Risks of Investment in Lower-Rated Securities.”

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value.    Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by shareholder transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the Common Shares at the time of any offering of Common Shares hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs borne by the Fund (estimated to be an additional 0.27% of the offering price assuming a Common Share offering price of $22.60 (the Fund’s closing price on the Exchange on September 28, 2007)). The net asset value per Common Share also will be reduced by costs associated with any future issuances of FundPreferred shares. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Non-Diversification.    Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund is more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See “The Fund’s Investments” and “Risks—Non-Diversified Status.”

Stock Market and Interest Rate Risk.    Your investment in Common Shares represents an indirect investment in REIT shares or other real estate securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of the securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise.

Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund intends to utilize leverage, which magnifies the stock market and interest rate risks. See “Use of Leverage.”

Distributions

The Fund will pay quarterly distributions stated in terms of fixed cents per Common Share dividend rate that would be composed of, in addition to payments received from portfolio companies (REITs), supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing unrealized capital gains. Quarterly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. NAM, in making such projections, may consider long-term historical returns and a variety of other factors.

Distributions can only be made after paying any interest and required principal payments on Borrowings, if any, and any accrued dividends to FundPreferred Shares shareholders, if any. The distribution policy recognizes that many investors are willing to accept the potentially higher asset value volatility of the Fund’s equity investments compared to fixed-income investments, preferring that a consistent level of cash distributions be available each month for reinvestment or other purposes of their choosing.

If, for any quarterly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years, when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.” See “Distributions” for additional information.

At the same time that it pays a quarterly distribution, the Fund will post on its website (www.nuveen.com/etf), and make available in written form to holders of its Common Shares a notice of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The Fund expects that it will provide this type of information primarily on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions, and because the Fund expects that the distributions’ tax characteristics will fairly reflect the economic basis of the funds’ distributions and returns. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) through its managed distributions or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund will treat the retained capital gain amount as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital (non-taxable distribution) for tax purposes. The distributions paid by the Fund should not be viewed solely as “income.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.
Custodian and Transfer Agent	State Street Bank and Trust Company serves as custodian and transfer agent of the Fund’s assets. See “Custodian and Transfer Agent.”

Special Tax Considerations

Because the Fund’s portfolio income consists principally of dividend income from REITs, capital gain and interest income, the Fund does not expect a significant portion of its distributions to consist of qualified dividend income or to be eligible for the 70% dividends received deduction. The Internal Revenue Service (“IRS”) currently requires that a regulated investment company, which has two or more classes of stock, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends, capital gain dividends and other dividends between its Common Shares and the FundPreferred Shares in proportion to the total dividends paid to each class during or with respect to such year. See “Tax Matters.”

Voting Rights

The holders of FundPreferred Shares, voting as a separate class, have the right to elect at least two trustees at all times and to elect a majority of the trustees in the event two full years’ dividends on the FundPreferred Shares are unpaid. In each case, the remaining trustees will be elected by holders of Common Shares and preferred shares, including FundPreferred Shares, voting together as a single class. The holders of shares of preferred shares, including FundPreferred Shares, will vote as a separate class or classes on certain other matters as required under the Declaration, the Investment Company Act of 1940, as amended (the “1940 Act”) and Massachusetts law. See “Description of FundPreferred Shares—Voting Rights” and “Certain Provisions in the Declaration of Trust.”

SUMMARY OF FUND EXPENSES

The cost you pay to invest in the Fund includes the expenses incurred by the Fund. The table below shows the expenses of the Fund as a percentage of the average net assets applicable to Common Shares, and not as a percentage of total assets or Managed Assets.

Shareholder Transaction Expenses (as a percentage of offering price)
At-the-Market Transaction Fees	3.00%
Underwriting Syndicate Transaction Fees	4.00%
Privately Negotiated Transaction Fees	—
Offering Costs Borne by the Fund(1)	0.27%

Annual Expenses (as a percentage of net assets attributable to Common Shares)(2)
Management Fees
Fund-Level Fees	0.96%
Complex-Level Fees	0.25%
Other Expenses	0.19%
Interest Expense from Borrowings	0.51%

Total Annual Expenses	1.91%
Less: Fee and Expense Reimbursement	(0.28	)%(3)

Net Annual Expenses	1.63%
Dividends on FundPreferred Shares	1.51%

Net Annual Expenses and Dividends on FundPreferred Shares	3.14%

(1)	Assuming a Common Share offering price of $22.60 (the Fund’s closing price on the Exchange on September 28, 2007).

(2)	Stated as a percentage of average net assets attributable to Common Shares for the six month period ended June 30, 2007. The annualized expenses reported above better reflect the ongoing operating expense levels of the Fund than the annual expenses as of December 31, 2006, because the Fund issued $50,000,000 of FundPreferred shares on May 25, 2006. The table above also reflects the decreased “Fee and Expense Reimbursement” that the Common Shareholders will experience beginning on December 1, 2007. The Annual Expenses for the fiscal year ended December 31, 2006 stated as percentages of average net assets attributable to Common Shares for the fiscal year ended December 31, 2006 would be lower.

(3)	NAM has contractually agreed to reimburse the Fund, as a percentage of managed assets (net assets including net assets attributable to FundPreferred Shares and principal amount of Borrowings), for fees and expenses in the following amounts:

Year Ending November 30,		Year Ending November 30,
2007	0.25%	2010	0.10%
2008	0.20%	2011	0.05%
2009	0.15%

NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. See “Management of the Fund—Investment Adviser and Sub-Adviser.”

Examples

The following examples illustrate the expenses (including the applicable transaction fees, if any, and estimated offering costs of $2.70) that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Net Annual Expenses and Dividends on FundPreferred Shares, with the applicable expense limitations, as provided above, remain the same. The examples also assume a 5% annual return.(1)

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 3.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$63	$128	$199	$386

Example # 2 (Underwriting Syndicate Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$73	$137	$207	$392

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.

1 Year	3 Years	5 Years	10 Years
$34	$101	$174	$367

The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

(1)	The examples assume that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. Each example also applies the relevant expense limitations described in footnote 3 above. See “Summary of Fund Expenses.”

FINANCIAL HIGHLIGHTS

Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance of the Fund from the commencement of the Fund’s investment operations on November 15, 2001 until June 30, 2007.

Selected data for a Common share outstanding throughout each period:

	Year Ended December 31,						Year Ended October 31,
PER SHARE OPERATING PERFORMANCE	2007(f)		2006	2005	2004(c)	2003(d)	2003	2002(e)
Beginning Common Share Net Asset Value	$26.44		$22.38	$22.46	$18.57	$17.30	$13.56	$14.33

Investment Operations:
Net Investment Income(a)	0.41		1.01	0.84	0.88	0.12	0.85	1.02
Net Realized/Unrealized Gain (Loss)(b)	(2.17)		5.40	0.93	4.56	1.38	4.38	(0.46)
Distributions from Net Investment Income to FundPreferred Shareholders†	(0.20	)****	(0.14)	(0.03)	(0.05)	(0.01)	(0.05)	(0.07)
Distributions from Capital Gains to FundPreferred Shareholders†	—		(0.21)	(0.16)	(0.04)	—	(0.02)	(0.02)

Total	(1.96)		6.06	1.58	5.35	1.49	5.16	0.47

Less Distributions:
Net Investment Income to Common Shareholders	(1.14	)****	(1.35)	(0.29)	(0.69)	(0.01)	(0.97)	(0.89)
Capital Gains to Common Shareholders	—		(0.62)	(1.37)	(0.63)	(0.08)	(0.41)	(0.25)
Tax Return of Capital	—		—	—	(0.14)	(0.13)	(0.04)	—

Total	(1.14)		(1.97)	(1.66)	(1.46)	(0.22)	(1.42)	(1.14)

Offering Costs and FundPreferred Share Underwriting Discounts	—		(0.03)	—	—	—	—	(0.10)

Ending Common Share Net Asset Value	$23.34		$26.44	$22.38	$22.46	$18.57	$17.30	$13.56

Ending Market Value	$24.05		$28.48	$19.99	$20.75	$18.73	$17.81	$14.40
Total Returns:
Based on Market Value**	(11.73)%		54.49%	4.75%	19.80%	6.49%	35.40%	3.30%
Based on Common Share Net Asset Value**	(7.66)%		27.87%	7.42%	30.12%	8.69%	39.80%	2.09%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$658,494		$745,119	$629,649	$631,979	$522,576	$486,814	$381,290
Ratios to Average Net Assets Applicable to Common Shares Before Credit/Reimbursement:
Expenses††	1.91	%*	1.54%	1.28%	1.34%	2.31%*	2.51%	2.12%*
Net Investment Income††	2.80	%*	3.74%	3.46%	4.13%	4.07%*	5.17%	6.71%*
Ratios to Average Net Assets Applicable to Common Shares After Credit/Reimbursement***:
Expenses††	1.56	%*	1.15%	0.90%	0.94%	1.91%*	2.09%	1.72%*
Net Investment Income††	3.15	%*	4.13%	3.85%	4.52%	4.47%*	5.59%	7.11%*
Portfolio Turnover Rate	24%		25%	13%	14%	2%	26%	37%
Cumulative FundPreferred at End of Period:
Aggregate Amount Outstanding (000)	$222,000		$222,000	$172,000	$172,000	$172,000	$172,000	$172,000
Liquidation and Market Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$99,155		$108,910	$116,519	$116,857	$100,956	$95,758	$80,420
Borrowings at End of Period:
Aggregate Amount Outstanding (000)	$70,000		$70,000	—	—	—	—	—
Asset Coverage Per $1,000	$13,578		$14,816	—	—	—	—	—

*	Annualized.
** •	Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
•	The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2006, and pay required federal corporate income taxes on these gains. As reported on Form 2439, Common shareholders of record on December 29, 2006, must include their pro-rata share of these gains on their 2006 federal tax returns, and will receive a corresponding credit toward their taxes, or a tax refund, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund’s corresponding 2006 total returns on market value and net asset value when this benefit is included are 57.50% and 30.56%, respectively.
***	After custodian fee credit and expense reimbursement, where applicable.
****	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2007.
†	The amounts shown are based on Common share equivalents.
†† •	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
•	Income ratios reflect income earned on assets attributable to FundPreferred shares and borrowings, where applicable.
•	For periods ended prior to December 31, 2004, each ratio included the effect of the net interest expense incurred on interest rate swap transactions as follows:

Year Ended 12/31:
2003(d)	.91	*
Year Ended 10/31:
2003	1.03
2002(e)	.68	*

•	Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratio of Borrowing Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2007(f)	.51	%*
2006	.21%
2005	—
2004(c)	—
2003(d)	—
Year Ended 10/31:
2003	—
2002(e)	—

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund of $0.56 per share for the fiscal year ended December 31, 2006.
(c)	For the fiscal year ended December 31, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.
(d)	For the period November 1, 2003 through December 31, 2003.
(e)	For the period November 15, 2001 (commencement of operations) through October 31, 2002.
(f)	For the six months ended June 30, 2007.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares as reported on the Exchange, (ii) the net asset value represented by each of the high and low closing prices as reported on the Exchange, and (iii) the discount or premium to net asset value (expressed as a percentage) represented by the closing prices.

	Price		Net Asset Value		Premium/Discount to Net Asset Value
Calendar Quarter Ended	High	Low	High	Low	High	Low
September 30, 2007	24.43	19.50	24.15	20.36	4.29	-6.43
June 30, 2007	27.30	22.80	26.78	22.99	4.59	-2.76
March 31, 2007	30.31	25.43	29.00	25.58	6.21	-2.38
December 31, 2006	29.12	24.77	27.80	25.41	8.59	-3.47
September 30, 2006	26.44	23.08	25.52	23.36	4.18	-2.04
June 30, 2006	23.09	21.29	24.18	22.23	-1.71	-7.37
March 31, 2006	23.26	20.19	24.84	22.76	-4.72	-11.94
December 31, 2005	20.56	19.09	23.14	21.09	-7.58	-14.43
September 30, 2005	21.23	19.02	23.95	21.96	-9.68	-14.57
June 30, 2005	20.39	18.11	22.70	20.15	-4.18	-11.32
March 31, 2005	20.58	17.60	22.19	20.09	-4.62	-12.39
December 31, 2004	20.99	18.96	22.57	20.23	-2.82	-9.46

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on August 27, 2001, pursuant to a Declaration of Trust (the “Declaration”) governed by the laws of the Commonwealth of Massachusetts. On November 20, 2001, the Fund issued an aggregate of 24,700,000 Common Shares of beneficial interest, par value $0.01 per share, pursuant to the initial public offering thereof. On December 7, 2001, the Fund issued an additional 3,400,000 Common Shares in connection with partial exercises by the underwriters of their over-allotment option. The Fund’s Common Shares are listed on the Exchange under the symbol “JRS.” On January 11, 2002, the Fund issued 1,720 shares of each of Series M, Series T, Series W and Series F of FundPreferred Shares and on May 22, 2006, the Fund Issued 2,000 shares of Series TH (8,880 shares in the aggregate), liquidation preference $25,000 per share ($222,000,000 in the aggregate). The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of September 30, 2007:

TITLE OF CLASS	AMOUNT AUTHORIZED	AMOUNT HELD BY THE FUND OR FOR ITS ACCOUNT	AMOUNT OUTSTANDING
Common	unlimited	0	28,259,132
FundPreferred	unlimited	—	—
Series M	1,720	0	1,720
Series T	1,720	0	1,720
Series W	1,720	0	1,720
Series TH	2,000	0	2,000
Series F	1,720	0	1,720

USE OF PROCEEDS

The Fund will invest 100% of the net proceeds of an offering in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objective and policies within three months from the month in which the proceeds from an offering are received by the Fund. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s net asset value would be subject to less fluctuation than would be the case at such time as the Fund is fully invested.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is to provide high current income. Capital appreciation is a secondary investment objective. The Fund has a policy of concentrating its investments in the U.S. real estate industry and not in any other industry. There can be no assurance that the Fund’s investment objectives will be achieved.

Under normal market conditions, the Fund:

•

will invest at least 90% of its total assets in income producing equity and debt securities of real estate companies. These equity securities can consist of (i) common stocks, (ii) preferred stocks, (iii) rights or warrants to purchase common stocks and preferred stocks, and (iv) convertible preferred stocks;

•	will invest at least 80% of its total assets in income producing equity securities issued by REITs;

•	will invest at least 40% of its total assets in common stocks;

•	may invest up to 25% of its total assets in non-dollar denominated REICs; and

•	may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

Substantially all of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets.

The actual percentage of common, preferred and convertible preferred stocks, rights and warrants and debt securities in the Fund’s portfolio may vary over time based on Security Capital’s assessment of market conditions.

The Fund will not invest more than 25% of its total assets in non-investment grade Ratable Securities. Investment grade quality Ratable Securities are those that have received a rating no lower than Baa or BBB by Moody’s, S&P or Fitch. See Appendix B in the SAI for a description of security ratings.

The Fund will not invest more than 10% of its total assets in illiquid real estate securities and will not invest more than 10% of its total assets in the securities of any one issuer.

The Fund will not enter into short sales or invest in derivatives, except as described in this Prospectus in connection with the interest rate swap or interest rate cap transactions. See “Use of Leverage” and “Interest Rate Transactions.”

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” Common Shares and FundPreferred Shares voting together as a single class, and of the holders of a “majority of the outstanding” FundPreferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of FundPreferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of Common Shares.

Investment Process

The organization and investment processes of Security Capital reflect its belief that superior investment results are achieved through a dedication to proprietary, fundamental research. Its investment process focuses on three fundamental research disciplines that it believes play an important role in the performance and pricing of real estate companies:

•	real estate research;

•	company analysis; and

•	market strategy.

These are highly specialized disciplines and each impacts the performance of real estate companies and the ultimate pricing of their securities. The investment process integrates these three disciplines under the broad direction of Security Capital’s Portfolio Management Committee, the decision-making body for investment strategies.

Real Estate Research.    Research analysts focus on understanding the market pressures and factors that affect rent growth, occupancy and development. This understanding provides perspectives on future supply and demand trends for property types in various markets and the relative impact for different companies.

Company Analysis.    Investment analysts focus on analyzing real estate companies within Security Capital’s defined universe of investments and modeling their cash flow potential. They form a complete assessment of the company’s assets, operating management team and strategies through company and property visits, careful scrutiny of regulatory filings and fieldwork. The recurring output of the investment analysts includes a detailed five-year cash flow forecast, an analysis of net asset value and a detailed qualitative assessment of a company.

Market Strategy.    Market strategy focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in Security Capital’s coverage universe of the companies. This effort requires consideration of the risks underlying securities as well as the appetite for and pricing of risk in the broader equity and capital markets. With this understanding, discount rates and terminal multiples are set that govern the key discounted cash flow models and other valuation models employed. The definition and execution of trading strategies is also an important part of market strategy.

Portfolio Construction.    All investment decisions are directed by a committee of senior investment professionals—the Portfolio Management Committee. The Committee meets formally on a weekly basis and informally throughout the week to evaluate emerging real estate research and company analysis, as well as key recurring reports, to create price forecasts to produce a target portfolio for the Fund. This target portfolio integrates the critical real estate and capital market expertise that helps to identify the most attractive investment opportunities.

PORTFOLIO COMPOSITION

The Fund’s portfolio is composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.

Real Estate Companies.    Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as REITs. For purposes of the Fund’s investment policies, a real estate company is a company that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

•	has at least 50% of its assets in such real estate.

Real Estate Investment Trusts (REITs).    Under normal market conditions, the Fund will invest at least 80% of its total assets in income producing equity securities issued by REITs. A REIT is a real estate company that pools investors’ funds for investment primarily in income producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the Fund intends to use these REIT dividends in an effort to meet the high current income goal of its investment objectives.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs.

Non-U.S. Real Estate Companies (REICs).    The Fund will invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Preferred Stocks.    The Fund may invest in preferred stocks issued by real estate companies. Preferred stocks pay fixed or floating rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

Debt Securities.    The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

Foreign Securities.    The Fund may invest up to 25% of its total assets in Foreign Securities, including securities denominated in foreign currencies or in multinational currency units. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Because evidence of ownership of such securities usually is held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Lower-Rated Securities.    The Fund will not invest more than 25% of its total assets in Ratable Securities of below investment grade quality. Securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. The Fund may only invest in high yield securities that are rated CCC or higher by S&P, rated Caa or higher by Moody’s, or rated CCC or higher by Fitch, or unrated securities determined by Security Capital to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default as to payment of principal and interest and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix B of the SAI.

Illiquid Securities.    The Fund will not invest more than 10% of its total assets in illiquid real estate securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Trustees has delegated to Security Capital and NAM the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Security Capital and NAM to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Defensive Position.    Upon Security Capital’s recommendation, during temporary defensive periods and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of an offering are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its net assets in investment grade debt securities, without regard to whether the issuer is a real estate company. In such a case, the Fund may not pursue or achieve its investment objectives.

Other Investments.    The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, are invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See “Investment Policies and Techniques” in the SAI.

Portfolio Turnover.    The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Security Capital, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

USE OF LEVERAGE

The Fund may use leverage through the issuance of FundPreferred Shares, commercial paper or notes and/or borrowing in an aggregate amount of approximately 30% of the Fund’s capital after such issuance and/or borrowing. The Fund employs financial leverage for the purpose of acquiring additional income-producing investments when Security Capital and NAM believe that such use of proceeds will enhance the Fund’s net income. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. As of September 30, 2007, there were $222 million in FundPreferred Shares outstanding and Borrowings in an amount equal to $70 million.

Following an offering of additional Common Shares, the Fund may offer additional FundPreferred Shares, or incur additional Borrowings, to maintain its desired leverage ratio. Leverage involves special risks. There is no assurance that the Fund’s leveraging strategy will be successful. The Fund will seek to invest the proceeds of any future FundPreferred Shares offerings, or Borrowings, in long-term municipal securities, in accordance with the Fund’s investment objectives and policies.

The FundPreferred Shares pay dividends at rates based on short -term periods (ranging from seven days to five years) (which are reset periodically pursuant to an auction). So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate of the FundPreferred Shares and/or the interest rate paid on Borrowings (after taking expenses into consideration), you will receive a higher current rate of return than if the Fund were not leveraged.

Changes in the value of the Fund’s portfolio securities (including costs attributable to FundPreferred Shares or Borrowings) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged.

The Fund pays NAM and NAM pays Security Capital, a percentage of NAM’s management fee which is based on a percentage of Managed Assets. Managed Assets include the proceeds realized from the Fund’s use of leverage. NAM will base its decision whether and how much to leverage the Fund based solely on its assessment of whether such use of leverage will advance the Fund’s investment objective. NAM will be responsible for using leverage to achieve the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore NAM’s and Security Capital’s management fee means that NAM may have an incentive to increase the Fund’s use of leverage. NAM and Security Capital will seek to manage that incentive by only increasing the Fund’s use of leverage when they determine that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between the Common Shares and FundPreferred Shares in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to FundPreferred Shares (instead of solely tax-exempt income), the Fund will likely have to pay higher total dividends to FundPreferred Shareholders or make special payments to FundPreferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the Common Shareholders, but would increase the portion of the dividend that is tax-exempt. On an after-tax basis, Common Shareholders may still be better off than if they had been allocated all of the Fund’s net capital gain or other taxable income (resulting in a higher amount of total dividends), but received a lower amount of tax-exempt income. If the increase in dividend payments or the special payments to FundPreferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the Common Shareholders, the advantage of the Fund’s leveraged structure to Common Shareholders will be reduced.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance, the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s asset coverage is at least 200% of such liquidation value. If FundPreferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem FundPreferred Shares from time to time to the extent necessary in order to maintain coverage of any FundPreferred Shares of at least 200%. When the Fund has FundPreferred Shares outstanding, two of the Fund’s trustees will be elected by the holders of FundPreferred Shares, voting separately as a class. The remaining trustees of the Fund are elected by holders of Common Shares and FundPreferred Shares voting together as a single class. In the event the Fund fails to pay dividends on FundPreferred Shares for two years, FundPreferred Shareholders would be entitled to elect a majority of the trustees of the Fund.

The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for FundPreferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NAM and Security Capital from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) at the assumed portfolio return rates provided in the table. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund.

The table further reflects the use of Borrowings and the issuance of FundPreferred shares representing, in the aggregate, 30% of the Fund’s Managed Assets, and the current annual weighted average dividend rate on the Fund’s $222 million of FundPreferred as well as the cost of its $70 million in Borrowings outstanding as of September 30, 2007 of 5.713%. See “Risk Factors—Leverage Risk” and “Use of Leverage.”

Assumed Portfolio Total Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	(16.73)%	(9.59)%	(2.45)%	4.69%	11.84%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on FundPreferred Shares or interest on Borrowings) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.

General Risks Of Investing In The Fund

Investment Risk and Interest Rate Risk.    The prices of the common stocks of real estate companies, including REITs, and other securities in which the Fund invests, will fluctuate from day to day and may—in either the near term or over the long run—decline in value. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks.

Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value of the Fund will tend to decline if market interest rates rise.

General Risks of Securities Linked to the Real Estate Market.    The Fund will not invest in real estate directly, but only in securities issued by real estate companies, including REITs and REICs. However, because of the Fund’s policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate

•	risks related to general and local economic conditions

•	possible lack of availability of mortgage funds

•	overbuilding

•	extended vacancies of properties

•	increased competition

•	increases in property taxes and operating expenses

•	changes in zoning laws

•	losses due to costs resulting from the clean-up of environmental problems

•	liability to third parties for damages resulting from environmental problems

•	casualty or condemnation losses

•	limitations on rents

•	changes in neighborhood values and the appeal of properties to tenants

•	changes in interest rates

Thus, the value of the Fund’s portfolio may change at different rates compared to the value of the portfolio of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

General U.S. Real Estate Risks.    Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

Real Property.    Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

Retail Properties.    Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

Office Properties.    Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel Properties.    The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

Healthcare Properties.    Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily Properties.    The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

Other factors may contribute to the riskiness of real estate investments.

Development Issues.    Certain real estate companies may engage in the development or construction of real estate properties. These portfolio companies are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly-developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development process.

Insurance Issues.    Certain of the real estate companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result, would impact the Fund’s investment performance.

Financial Leverage.    Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company’s cash flow may not be sufficient to repay all maturing debt outstanding.

In addition, a portfolio company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT’s range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

Foreign Risk

Under current market conditions, the Fund may invest up to 25% of its total assets in Foreign Securities. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	lower trading volume;

•	much greater price volatility and illiquidity of certain foreign securities markets;

•	different trading and settlement practices;

•	less governmental supervision;

•	regulatory changes;

•	changes in currency exchange rates;

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	less publicly available information; and

•	different accounting, auditing and financial record-keeping standards and requirements.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability;

•	the possibility that an issuer may not be able to make payments to investors outside of the issuer’s country; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency;

•	balance of payments position; and

•

the tax treatment of the Fund’s investments, which may result in certain investments in Foreign Securities being subject to foreign withholding taxes, or being subject to U.S. federal income tax rules that may cause a U.S. holder to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain. See “Federal Income Tax Matters” in the Statement of Additional Information.

Foreign Currency Risk

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.

Environmental Issues

In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

Smaller Companies

Even the larger REITs and REICs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT and REIC shares can be more volatile than—and at times will perform differently from—large company stocks such as those found in the Dow Jones Industrial Average.

As of September 30, 2007, based upon the Dow Jones Wilshire Real Estate Securities Index, the market capitalization of REITs ranged from approximately $228 million to approximately $22 billion.

Tax Issues

REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act.

The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments.

Interest Rate Transactions Risk

The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. See “The Fund’s Investments—Interest Rate Transactions.”

Risks of Investment in Lower-Rated Securities

Fixed-income securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

The Fund may only invest in high yield securities that are rated CCC or higher by S&P, rated Caa or higher by Moody’s, or rated CCC or higher by Fitch, or unrated securities determined by Security Capital to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

Non-Diversified Status

Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund is more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See “The Fund’s Investments.”

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events, earthquakes, storms and other disasters. The Fund can not predict the effects of similar events in the future on the markets or economy of the U.S. or other countries. Disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors affecting the Fund. In addition, the potential adverse impact on Fund service providers may affect the Fund’s operations, although the Fund is not aware at this time of significant operating difficulties at its service providers.

Decline in Net Asset Value Risk

Any decline in the net asset value of the Fund’s investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any FundPreferred Shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any interest rate swap or cap transaction. Early termination of the interest rate swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. See “Interest Rate Transactions.”

Leverage Risk

The Fund uses financial leverage for investment purposes in an amount currently representing approximately 30% of its total assets (including the proceeds from such financial leverage). In addition to issuing FundPreferred Shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. The Fund currently engages in such financial leverage by borrowing money under a credit agreement with a commercial bank. The Fund may also borrow funds (a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or (b) in an amount equal to up to 5% of its total assets for temporary purposes only.

In respect of Borrowings, under the requirements of the 1940 Act, the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after issuance of any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities, including any Borrowings. In respect of FundPreferred Shares, the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of FundPreferred Shares, to 200% of the aggregate value of any senior securities, including any Borrowings, and FundPreferred Shares.

If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any commercial paper and notes (which the Fund expects to do if it issues any such commercial paper or notes), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to Borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund’s investment practices.

The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund’s current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

Because the fee paid to NAM and Security Capital will be calculated on the basis of total managed assets, the fee will be higher when leverage is utilized, giving NAM and Security Capital an incentive to utilize leverage.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value.

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by shareholder transaction costs (if applicable, which vary depending on the offering method used). The net asset value per Common Share will also be reduced by the amount of offering costs borne by the Fund and by costs associated with any future issuances of FundPreferred Shares or Borrowings. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, dividend rates of FundPreferred Shares would likely increase, which would tend to further reduce returns to Common Shareholders.

Impact of Offering Methods Risk

The issuance of Common Shares through the various methods described in the prospectus may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available for sale. In addition, the Common Shares may be issued at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM, Nuveen Investments and/or Nuveen. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

The Fund’s Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust.”

INTEREST RATE TRANSACTIONS

In connection with the Fund’s use of leverage through its sale of FundPreferred Shares or Borrowings, the Fund may enter into interest rate swap transactions that are intended to hedge the Fund’s dividend payment obligations under the currently outstanding FundPreferred Shares. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on FundPreferred Shares or any variable rate borrowing. The payment obligation is based on the notional amount of the swap.

The Fund may also enter into interest rate cap transaction, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on FundPreferred Shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to redeem some or all FundPreferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares and FundPreferred Shares voting together as a single class, and the approval of the holders of a “majority of the outstanding” FundPreferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Fund may become subject to guidelines which are more limiting than the investment limitations referred to above in order to obtain and maintain ratings from Moody’s, S&P or Fitch on the FundPreferred Shares, including with respect to the Fund’s hedging strategies described below. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s Common Shareholders or the Fund’s ability to achieve its investment objectives. See “Investment Objectives” in the SAI for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

Limited Issuance of FundPreferred Shares

Under the 1940 Act, the Fund could issue FundPreferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total assets including Borrowings of the Fund. If the total liquidation value of FundPreferred Shares was ever more than one-half of the value of the Fund’s total assets including Borrowings, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund’s assets, was reduced. As of September 30, 2007, the FundPreferred Shares represented approximately 24% of the Fund’s total capital. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund’s portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem FundPreferred Shares, if necessary, to keep the liquidation value of FundPreferred Shares below one-half of the value of the Fund’s asset coverage.

Limited Borrowings

Under the requirements of the 1940 Act, the Fund, immediately after issuance of any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act) must have an asset coverage of at least 300%. With respect to any Borrowings that are senior securities representing indebtedness, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities bears to the aggregate amount of such Borrowings that are senior securities representing indebtedness issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The FundPreferred Shares pay dividends at rates based on short- term periods (ranging from seven days to five years), which are reset periodically pursuant to an auction. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate of the FundPreferred Shares and/or the interest rate paid on Borrowings (after taking expenses into consideration), you will receive a higher current rate of return than if the Fund were not leveraged.

The Fund may take certain actions if short- or intermediate-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the dividend rate period of outstanding FundPreferred Shares.

The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing FundPreferred Shares. As explained above under “Risk Factors—Leverage Risk,” the success of any such attempt to limit leverage risk depends on NAM’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described above.

If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued FundPreferred Shares or FundPreferred Shares that the Fund previously issued but later repurchased.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NAM and Security Capital. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Sub-Adviser

Nuveen Asset Management (“NAM”), the Fund’s investment adviser, offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. NAM is responsible for the selection and on-going monitoring of the securities in the funds’ investment portfolios, managing the funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.

NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $170 billion in assets under management or supervision, as of September 30, 2007. Nuveen Investments is currently a publicly-traded company.

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) to be acquired by investors led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM, and the investment sub-advisory agreement between NAM and the sub-adviser, and will result in the automatic termination of each agreement. The Board of Trustees of the Fund has considered a new investment management agreement with NAM and a new investment sub-advisory agreement. The new ongoing agreements have been approved by the Fund’s shareholders. The new ongoing agreements will take effect upon consummation of the merger.

The investors led by Madison Dearborn Partners, LLC include an affiliate of Merrill Lynch. Upon consummation of the merger, it is anticipated that Merrill Lynch will be an indirect “affiliated person” (as that term is defined in the 1940 Act) of the Fund. As a result, the Fund would then generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM and the Fund do not believe that any such prohibition or limitation would have a materially adverse effect on the Fund’s ability to pursue its investment objectives and policies.

There will be no change in the portfolio management of the Fund or in the Fund’s investment objective or policies as a result of these transactions.

Security Capital, 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, is the sub-adviser to the Fund. Security Capital is a wholly-owned subsidiary of J.P. Morgan Chase & Co. Security Capital, which is registered as an investment adviser with the Securities and Exchange Commission, commenced operations in January 1995 and had approximately $5.7 billion in assets under management as of September 30, 2007.

Portfolio Managers

A team of full-time Security Capital professionals, working together as the Fund’s Portfolio Management Committee, is primarily responsible for overseeing the day-to-day operations of the Fund. The members of the Portfolio Management Committee are as follows:

Anthony R. Manno, Jr. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 34 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

Kenneth D. Statz is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 26 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

Kevin W. Bedell is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 20 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at http://www.nuveen.com/MF/resources/eReports.aspx.

Investment Management Agreements

Pursuant to an investment management agreement between NAM and the Fund, the Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by NAM, and a fund-level component, based only on the amount of assets within the Fund. The pricing structure enables Fund shareholders to benefit from growth in assets within each individual fund as well as from growth of complex-wide assets managed by NAM.

The annual fund-level fee for the Fund is based upon the average daily managed assets (including assets attributable to FundPreferred Shares and principal amount of Borrowings) as follows:

Average Daily Managed Assets (including assets attributable to FundPreferred Shares and principal amount of Borrowings)	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For Managed Assets over $2 billion	0.6000

The Fund also pays a complex-level fee to NAM, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of total Managed Assets for all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S., as stated in the table below. As of September 30, 2007, the complex-level fee rate was 0.1831%.

The complex-level fee rate is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or Borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S. Complex Managed Assets were approximately $73.1 billion as of September 30, 2007.

The management fee compensates NAM for overall investment advisory and administrative services and general office facilities. The Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Pursuant to a sub-advisory agreement between NAM and Security Capital, Security Capital manages the investment portfolio of the Fund. Security Capital receives from NAM a percent of the management fee (net of the reimbursements described below) according to the following schedule:

Average Daily Managed Assets (including assets attributable to FundPreferred Shares and Borrowings)	Sub-Advisory Management Fee
Up to $125 million	50.0%
$125 million to $150 million	47.5%
$150 million to $175 million	45.0%
$175 million to $200 million	42.5%
For assets over $2 billion	40.0%

NAM has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

Years Ending November 30,	Percentage Reimbursed (as a Percentage of Managed Assets)*	Years Ending November 30,	Percentage Reimbursed (as a Percentage of Managed Assets)*
2007**	0.25%	2010	0.10%
2008	0.20%	2011	0.05%
2009	0.15%

NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

*	Net assets including assets attributable to FundPreferred Shares and the principal amount of Borrowings.
**	The percentage reimbursed from November 15, 2001 (commencement of operations) through November 30, 2006 was 0.30%.

A discussion regarding the basis for the Board of Trustees’ approval of the investment management and sub-advisory agreement (“Advisory Agreements”) for the Fund is available in the Fund’s semi-annual report to shareholders for the six-month period ended June 30, 2007.

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board of Trustees or its delegate.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

DISTRIBUTIONS

The Fund pays quarterly distributions stated in terms of a fixed cents per Common Share dividend rate that will be composed of, in addition to payments received from portfolio companies (REITs), supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing unrealized capital gains. Quarterly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. NAM, in making such projections, may consider long-term historical returns and a variety of other factors. Distributions can only be made after paying any interest and required principal payments on Borrowings, if any, and any accrued dividends to FundPreferred Shares shareholders, if any. The distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of the Fund’s equity investments compared to fixed-income investment, but that prefer a consistent level of cash distributions be available each month for reinvestment or for other purposes of their choosing.

If, for any quarterly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years, when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

At the same time that it pays a monthly distribution, the Fund will post on its website (www.nuveen.com/etf), and make available in written form to holders of its Common Shares a notice of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The Fund expects that it will provide this type of information primarily on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions, and because the Fund expects that the distributions’ tax characteristics will fairly reflect the economic basis of the funds’ distributions and returns. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) through its managed distributions after making interest and required principal payments on Borrowings or paying any accrued dividends or making any redemption or liquidation payments to FundPreferred Shares shareholders or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund will treat the retained capital gain amount as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. The distributions paid by the Fund should not be viewed solely as “income.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent (defined below) in additional Common Shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company as dividend paying agent (the “Plan Agent”).

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares the then current market price;

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if the Common Shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per Common Share determined on the last business day immediately prior to the purchase date or (ii) 95% of the closing market price on the last business day prior to the purchase date; or

(3) If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to State Street Bank and Trust Company, Attn: ComputerShare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071 or by calling (800) 257-8787.

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares offered under this Prospectus through

•	at-the-market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the expenses of the Offering, including but not limited to, the expenses of preparation of the Prospectus and SAI for the Offering and the expense of counsel and auditors of in connection with the Offering.

Pursuant to a requirement of the National Association of Securities Dealers, Inc., or NASD, the maximum commission or discount to be received by any NASD member or independent broker-dealer may not be greater than eight percent (8%) of the gross proceeds received by us for the sale of any securities being registered pursuant to SEC Rule 415 under the Securities Act of 1933, as amended.

Distribution through At-the-Market Transactions

The Fund has entered into a Distribution Agreement with Nuveen, a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement. Subject to the terms and conditions of the Distribution Agreement, the Fund may from time to time offer its Common Shares through Nuveen to certain broker-dealers which have entered into selected dealer agreements with Nuveen (the “ATM Program”).

Common Shares will only be sold on such days as shall be agreed to by the Fund and Nuveen. Common Shares will be sold at market prices, which shall be determined with reference to trades on the Exchange, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per Common Share plus the per share amount of the commission to be paid to Nuveen. The Fund and Nuveen will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen with respect to sales of the Common Shares at a commission rate of up to 3% of the gross sales price per share of Common Shares sold. Nuveen will compensate broker-dealers participating in the offering at a rate of up to 2.40% of the gross sales price per share of Common Shares sold by that broker-dealer. Nuveen may from time to time change the dealer re-allowance. In addition, out of its own assets, Nuveen may compensate broker-dealers for advice relating to the development, structuring and on-going operation of the ATM Program. Nuveen Investments intends to enter into an agreement with UBS for the provision of such services and will compensate UBS at the rate of $10,000 per calendar quarter for each Nuveen fund in the ATM Program (the “ATM Program Fee”), up to a maximum amount of $200,000. The ATM Program Fee will be paid quarterly in arrears with respect to quarters during which there is fund activity under the ATM Program. The ATM Program Fee may be deemed by FINRA to constitute compensation to UBS in connection with the ATM Program. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of Nuveen may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further prospectus supplement, Nuveen will act as underwriter on a reasonable efforts basis.

The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all Shares subject thereto or (ii) termination of the Distribution Agreement. The Fund and Nuveen each have the right to terminate the Distribution Agreement in its discretion at any time.

The Fund currently intends to distribute the shares offered pursuant to this prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this prospectus describing such transactions.

Distribution through Underwriting Syndicates

The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen, one of the Fund’s underwriters, and the underwriting syndicate.

A Fund will offer its shares at price equal to a specified discount of up to 2% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross per share offering price. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 94% of the closing market price of the Fund’s Common Shares on the day prior to the offering date.

Distribution through Privately Negotiated Transactions

The Fund, through Nuveen, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Common Share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Shares at the close of business on the [two] business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

DESCRIPTION OF COMMON SHARES

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and subject to the rights of FundPreferred Shares, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever FundPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred Shares would be at least 200% after giving effect to the distributions. See “FundPreferred Shares” below.

The Common Shares have been approved for listing on the Exchange subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in real estate securities have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

FundPreferred Shares

The Declaration authorizes the issuance of an unlimited number of preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund has issued FundPreferred Shares as follows: 1,720, 1,720, 1,720 and 1,720 Series M, T, W and F, respectively and 2,000 shares Series TH. The FundPreferred Shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. When the FundPreferred Shares were issued and sold they (i) were fully paid and, subject to matters described in “Certain Provisions in the Declaration of Trust,” non-assessable, (ii) were not be convertible into Common Shares or other capital stock of the Fund, (iii) had no preemptive rights, and (iv) were not be subject to any sinking fund. FundPreferred Shares are subject to optional and mandatory redemption as described below under “Redemption.”

Distribution Preference.    FundPreferred Shares have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights.    are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, holders of FundPreferred Shares will vote together with Common Shareholders as a single class.

Holders of FundPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. The remaining trustees will be elected by Common Shareholders and holders of FundPreferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on FundPreferred Shares, the holders of all outstanding FundPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of FundPreferred Shares will be required, in addition to the single class vote of the holders of FundPreferred Shares and Common Shares. See the Statement of Additional Information under “Description of Shares—FundPreferred Shares—Voting Rights.”

Redemption, Purchase and Sale of FundPreferred Shares.    The terms of the FundPreferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of FundPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See “Use of Leverage.”

Borrowings

The Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

Limitations.    Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.    The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

Voting Rights.    The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

The discussion above describes the Board of Trustees’ present intention with respect to a possible offering of FundPreferred Shares or Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Declaration.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and FundPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred Shares outstanding at the time, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s FundPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under “Certain Provisions in the Declaration of Trust.”

The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under “Certain Provisions in the Declaration of Trust” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

FEDERAL INCOME TAX MATTERS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holding so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, income from interests in certain qualified publicly traded partnerships and net short-term capital gains in excess of net long-term capital losses) each taxable year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions.    Dividends paid out of the Fund’s investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. If a portion of the Fund’s income consists of dividends paid by U.S. corporations (not including corporations qualifying as REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction or as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, if any, between its Common Shares and FundPreferred Shares in proportion to the total dividends paid our of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and FundPreferred Shares. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the FundPreferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

Sale or Exchange of Fund Shares.    Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

Nature of Fund’s Investments.    Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Original Issue Discount Securities.    Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Investments in Real Estate Investment Trusts.    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. The IRS in Notice 2006-97 set forth some basic principals for the application of these rules until such regulations are issued. In general, the applicable rules under the Code and expected rules under the regulations will provide that the excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Adviser does not intend on behalf of the Fund to invest in REITs where a substantial portion of the assets of such REITs consist of residual interests in REMICs.

Back-up Withholding.    As with all investment companies, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders.    U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess income allocated to the shareholder (see “Investments in Real Estate Investment Trusts” above)), which tax is generally withheld from such distributions. Distributions which are designated by the Fund as “interest-related dividends” or “short-term capital gain dividends” are exempt from the 30% withholding rate. Interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person and satisfy certain other requirements. The exemption for interest-related dividends and short-term capital gains applies to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless Congress extends such date.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding,” above.

Under recently enacted legislation, distributions made by a regulated investment company which is a “qualified investment entity” (“QIE”) to its foreign shareholders where such distributions are attributable to gain from the sale or exchange of “U.S. real property interests” (“USRPI”) will be subject to special rules. The gain is sometimes referred to as FIRPTA gain (“FIRPTA Gain”). The Fund will be a QIE, in general, if more than 50% of its assets consist of interests in REITs and U.S. real property holding corporations. A U.S. real property holding corporation is, in general, a U.S. corporation more than 50% of the assets of which are interests in U.S. real estate. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the shorter of the period during which the person held such interest and the previous five-year period, and (ii) a regulated investment company’s interest in a domestically controlled REIT or RIC. The look-through rules and exemption for withholding for foreign shareholders owning 5% or less of a class of Fund shares is set to sunset on December 31, 2007, except as provided below.

If the Fund is classified as a QIE and a foreign shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution, then Fund distributions to such foreign shareholder are treated as FIRPTA Gain to the extent the distribution is attributable to the sale or disposition of a USRPI by the Fund. In such case, the Fund will be required to withhold 35% of such distribution paid to a foreign shareholder and the foreign shareholder will have an obligation to file a U.S. income tax return and pay any associated taxes. For all other foreign shareholders of the Fund if it is a QIE, distributions of FIRPTA gain will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a capital gain dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding whether such distribution is designated as long-term or short-term capital gain dividends).

If the Fund makes a distribution to a foreign shareholder that is attributable to a FIRPTA Gain received by the Fund from QIE REITs or regulated investment companies in which the Fund invests, such distributions will retain their character as FIRPTA Gains when passed though to the foreign shareholder regardless of the Fund’s percentage ownership of such QIE REITs or regulated investment companies.

If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’ share in the Fund in the United States will ordinarily be exempt from U.S. tax unless (i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident of the United States, or (ii) the sale or redemption of Fund shares is treated as FIRPTA Gain. The sale or redemption of Fund shares will be treated as FIRPTA Gain to a foreign shareholder, only if (i) such foreign shareholder owns more than 5% of a class of shares in the Fund; (ii) more than 50% of the Fund’s assets consist of (A) more than 5% interests in publicly traded companies that are U.S. real property holding companies, (B) interests in non-publicly traded companies that are U.S. real property holding companies, and (C) interests in REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Fund owns more than 5%; and (iii) foreign shareholders own 50% or more of the value of the Fund shares. (Requirement (C)(iii) sunsets and does not apply after December 31, 2007). In the unlikely event a sale of Fund shares results in FIRPTA Gain, the gain will be taxed as income “effectively connected with a U.S. trade or business.” As a result, foreign shareholders will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

Certain wash sale rules may apply to certain foreign shareholders in the Fund. If a foreign shareholder of the Fund, during the 30-day period preceding the ex-dividend date of a Fund distribution that would have been treated as a FIRPTA Gain disposition, acquires a substantially identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the ex-dividend date of the distribution, and does not in fact receive the distribution in a manner that subjects the foreign shareholder to tax under FIRPTA, then the foreign shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These wash sale rules also apply to substitute dividend payments and other similar arrangements. The portion of the substitute dividend or similar payment treated as FIRPTA Gain equals the portion of the Fund’s distribution such payment is in lieu of that otherwise would have been treated as FIRPTA Gain.

Income Effectively Connected.    If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Income Taxes.    Income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance because the amount of assets to be invested within various countries is not known. Because the Fund’s investment in REICs is limited to 25% or less of the total assets of the Fund, it is not expected that the Fund will be able to “pass through” to you foreign income taxes (including withholding taxes) paid by the Fund.

Other Transactions.    Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company (“Transfer Agent”). The Transfer Agent is located at 250 Royall Street, Canton, Massachusetts, 02021.

LEGAL OPINION

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Morgan, Lewis & Bockius LLP, Washington, DC.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and Northeast Regional Office, Woolworth Building, 233 Broadway, New York, NY 10013-2409. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Exchange.

This prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and Common Shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports file under the Exchange Act. Additional information may be found on the internet at http://www.nuveen.com.

FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds	1
Investment Objectives	1
Investment Policies and Techniques	3
Management of the Fund	8
Investment Adviser	20
Code of Ethics	25
Proxy Voting Policies	26
Portfolio Transactions and Brokerage	26
Net Asset Value	28
Distributions	28
Dividend Reinvestment Plan	29
Plan of Distribution	31
Description of Shares	33
Certain Provisions in the Declaration of Trust	35
Repurchase of Fund Shares; Conversion to Open-End Fund	36
Tax Matters	38
Financial Statements	44
Custodian and Transfer Agent	44
Legal Opinion	44
Additional Information	44
Appendix A	A-1

2,825,000 Common Shares

Nuveen Real Estate Income Fund

PROSPECTUS

                    , 2007

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the U.S. Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

NUVEEN REAL ESTATE INCOME FUND

333 West Wacker Drive

Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION

DATED                     , 2007

Nuveen Real Estate Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized on April 27, 2001.

This Statement of Additional Information (“SAI”) relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated                     , 2007 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. In addition, the Fund’s financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report dated December 31, 2006, and semi-annual report dated June 30, 2007 are incorporated herein by reference. A copy of the Fund’s Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund’s Prospectus on the U.S. Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

USE OF PROCEEDS	1

INVESTMENT OBJECTIVES	1

INVESTMENT RESTRICTIONS	1

INVESTMENT POLICIES AND TECHNIQUES	3

INTEREST RATE TRANSACTIONS	7

MANAGEMENT OF THE FUND	8

INVESTMENT ADVISER AND SUBADVISER	20

CODE OF ETHICS	25

PROXY VOTING POLICIES	26

PORTFOLIO TRANSACTIONS AND BROKERAGE	26

NET ASSET VALUE	28

DISTRIBUTIONS	28

DIVIDEND REINVESTMENT PLAN	29

PLAN OF DISTRIBUTION	31

DESCRIPTION OF SHARES	33

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST	35

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND	36

TAX MATTERS	38

FINANCIAL STATEMENTS	44

CUSTODIAN AND TRANSFER AGENT	44

LEGAL OPINION	44

ADDITIONAL INFORMATION	44

APPENDIX A	A-1

- i -

USE OF PROCEEDS

The Fund will invest 100% of the net proceeds of an offering in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objective and policies within three months from the month in which the proceeds from an offering are received by the Fund.

Pending investments that meet the Fund’s investment objectives and policies, the net proceeds of an offering will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments. Investors should expect, therefore, that before the Fund has fully invested the proceeds of an offering in accordance with its investment objective and policies, the Fund’s net asset value would be subject to less fluctuation than would be the case at such time as the Fund is fully invested.

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to provide high current income. The Fund’s secondary investment objective is capital appreciation. The Fund cannot assure you that it will achieve its investment objectives. The Fund’s investment objectives are fundamental policies of the Fund.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, fund preferred shares (“FundPreferred Shares”), voting together as a single class, and of the holders of a majority of the outstanding FundPreferred Shares, voting as a separate class:

1. Issue senior securities, as defined in the 1940 Act, other than (i) FundPreferred Shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

2. Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;

3. Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of portfolio securities;

4. Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);

6. Make loans, other than by entering into repurchase agreements and through the purchase of debt securities in accordance with its investment objectives, policies and limitations; and

7. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Under the 1940 Act, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled “Risk Factors”, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

3. Purchase securities of companies for the purpose of exercising control, except as otherwise permitted in the Fund’s Prospectus and SAI.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund applied for and obtained ratings for its FundPreferred Shares from Moody’s and S&P. In order to maintain the required ratings, the Fund is required to comply with investment quality, diversification and other guidelines established by such rating agencies. The guidelines are more restrictive than the restrictions set forth above, including with respect to the Fund’s hedging strategies.

Moody’s and S&P receive fees in connection with their ratings issuances. A description of the guidelines may be found in the Fund’s Statement of Preferences.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Fund’s Prospectus.

It is the Fund’s fundamental policy to concentrate its investments in the real estate market and not in any other industry. [The Fund will invest at least 75% of its total assets in the U.S. real estate market, but may invest up to 25% of its total assets in non-dollar denominated REICs.] Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as real estate investment trusts (“REITs”) and foreign real estate investment companies (“REICs”). At least 80% of the Fund’s total assets will be invested in income producing equity securities issued by REITs, and substantially all of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund will invest at least 40% of its total assets in common stocks. The Fund will not invest more than 25% of its total assets in below or non-investment grade preferred stocks, convertible preferred stocks and debt securities (commonly known as “junk bonds”). The Fund may invest up to 20% of its total assets in debt companies. The actual percentage of common, preferred and convertible preferred stocks, rights and warrants and debt securities in the Fund’s portfolio may vary over time based on Security Capital Research & Management Incorporated’s (“Security Capital”), the Fund’s sub-adviser, assessment of market conditions.

Real Estate Companies

For purposes of the Fund’s investment policies, a real estate company is a company that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

•	has at least 50% of its assets in such real estate.

Real Estate Investments Trusts (REITs)

A REIT is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distributes to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay relatively higher dividends than other types of companies and the Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objectives.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity

REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs. The Fund may invest up to 25% of its total assets in non-dollar denominated REITs.

Non-U.S. Real Estate Companies (REICs)

The Fund will invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Preferred Stocks

Preferred stocks pay fixed or floating rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The Fund may invest in preferred stocks issued by real estate companies. It is the Fund’s intention to initially invest approximately 40% of its total assets in preferred stocks issued by real estate companies. The actual percentage of preferred stocks in the Fund’s portfolio may vary over time based on Security Capital’s assessment of market conditions.

Foreign Securities

The Fund may invest up to 25% of its total assets in REICs or other real estate securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units (“Foreign Securities”). Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Because evidence of ownership of such securities usually is held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Foreign Currency Risk

Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Lower-Rated Securities

Securities of below grade investment quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

The Fund may only invest in high yield securities that are rated CCC or higher by S&P, rated Caa or higher by Moody’s, CCC or higher by Fitch, or unrated securities determined by Security Capital to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default as to payment of principal and interest and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase.

Illiquid Securities

The Fund will not invest more than 10% of its total assets in illiquid real estate securities and will not invest more than 10% of its total assets in the securities of any one issuer.

No Short Sales or Derivatives

The Fund will not enter into short sales or invest in derivatives, except as described in the Prospectus and the SAI in connection with the interest rate swap or interest rate cap transactions. See “Interest Rate Transactions” below.

Short-Term Investments

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term fixed-income investments. Short-term fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. NAM monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. NAM does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Portfolio Composition by Industry Sector

The Fund’s portfolio represents a range of industries. The following chart shows the allocation of the Fund’s portfolio as of September 30, 2007. The information in the chart is unaudited.

Industry	Percent
Specialized REIT	31.19%
Retail REIT	21.08%
Office REIT	17.63%
Residential REIT	17.25%
Diversified REIT	4.81%
Other	5.56%
Short-Term Investments	2.48%

Total	100.00%

INTEREST RATE TRANSACTIONS

In connection with the Fund’s use of leverage through its sale of FundPreferred Shares or the use of commercial paper, notes or other borrowings (collectively, “Borrowings”), the Fund will enter into interest rate swap or cap transactions. The Fund has entered into interest rate swap transactions that are intended to hedge a portion of the Fund’s dividend payment obligations under the currently outstanding FundPreferred Shares. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the FundPreferred Shares of any variable rate Borrowings. The payment obligation is based on the notional amount of the swap. As of September 30, 2007, the Fund had entered into a swap transaction in a notional amount equal to $43 million, set to terminate on February 6, 2009.

The Fund may use an interest rate cap, which will require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund’s share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payment that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the FundPreferred Shares, or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares.

The Fund may choose or be required to redeem some or all of the FundPreferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined herein), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven, one of whom is an “interested” person (as that term is defined in the 1940 Act) and six of whom are not “interested” persons. None of the trustees who are not “interested” persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The trustees are classified as Class I, Class II and Class III trustees and are elected by the holders of the Fund’s outstanding Common Shares and FundPreferred Shares, voting together as a single class. Trustees are elected for a three-year term, the Class II trustees serving until the 2008 annual meeting, the Class III trustees serving until the 2009 annual meeting and the Class I trustees serving until the 2010 annual meeting, in each case until their respective successors are elected and qualified. Two trustees are elected solely by the holders of the Fund’s outstanding FundPreferred Shares (the “FundPreferred Trustees”). The FundPreferred Trustees are elected by holders of FundPreferred Shares on an annual basis. See “Description of Shares.”

Currently, Board Members Stockdale and Stone are slated in Class I, Board Member Hunter is slated in Class II and Board Members Bremner and Evans are slated in Class III. Board Members Schwertfeger and Schneider are designated FundPreferred Trustees. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME, BIRTHDATE AND ADDRESS	POSITIONS AND OFFICES WITH THE FUND AND YEAR FIRST ELECTED OR APPOINTED(1)	PRINCIPAL OCCUPATIONS INCLUDING OTHER DIRECTORSHIPS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/OFFICER
INTERESTED TRUSTEE:
Timothy R. Schwertfeger* 3/28/49 333 West Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee (since 1994)	Director (since 1994) and Chairman (since 1996) and Non-Executive Chairman (since July 1, 2007), (formerly, Chief Executive Officer (1996-June 30, 2007)) of Nuveen Investments, Inc., Nuveen Asset Management (1997-2007) and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1996-2006) of Institutional Capital Corporation.	177

DISINTERESTED TRUSTEES

Robert P. Bremner 8/22/40 333 West Wacker Drive Chicago, IL 60606	Lead Independent Trustee (since 1997)	Private Investor and Management Consultant.	177

Jack B. Evans 10/22/48 333 West Wacker Drive Chicago, IL 60606	Trustee (since 1999)	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman of United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director of Alliant Energy; formerly, Director of the Federal Reserve Bank of Chicago; formerly, President and Chief Operation Officer, SCI Financial Group, Inc., a regional financial services firm.	177

*	Mr. Schwertfeger is an “interested person” of the Fund, as defined in the 1940 Act, by reason of being Non-Executive Chairman of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries.

NAME, BIRTHDATE AND ADDRESS	POSITIONS AND OFFICES WITH THE FUND AND YEAR FIRST ELECTED OR APPOINTED(1)	PRINCIPAL OCCUPATIONS INCLUDING OTHER DIRECTORSHIPS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/OFFICER
William C. Hunter 3/6/48 333 West Wacker Drive Chicago, IL 60606	Trustee (since 2004)	Dean, Tippie College of Business, University of Iowa( since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business, University of Connecticut (2003-2006); formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, Credit Research Center at Georgetown University (since 1997); Director, Xerox Corporation (since 2004); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005).	177

William J. Schneider 9/24/44 333 West Wacker Drive Chicago, IL 60606	Trustee (since 1997)	Chairman, formerly, Senior Partner and Chief Operating Officer (retired 2004, Miller-Valentine Partners, Ltd., a real estate investment company; formerly, Vice President, Miller-Valentine Realty; Board Member. Chair of the Finance Committee and Member of the Audit Committee, Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	177

Judith M. Stockdale 12/29/47 333 West Wacker Drive Chicago, IL 60606	Trustee (since 1997)	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior therefo, Executive Director, Great Lakes Protection Fund (from 1990-1994).	177

NAME, BIRTHDATE AND ADDRESS	POSITIONS AND OFFICES WITH THE FUND AND YEAR FIRST ELECTED OR APPOINTED(1)	PRINCIPAL OCCUPATIONS INCLUDING OTHER DIRECTORSHIPS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/OFFICER
Carole E. Stone, 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee (since 2007)	Director, Chicago Board Options Exchange (since 2006); Chair, New York Racing Association Oversight Board (since 2005); Commissioner New York State Commission on Public Authority Reform (since 2005); formerly, Director, New York State Division of the Budget (2000-2004); formerly, Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	177

Officers of the Fund

NAME, BIRTHDATE AND ADDRESS	POSITIONS AND OFFICES WITH THE FUND AND YEAR FIRST ELECTED OR APPOINTED(1)	PRINCIPAL OCCUPATIONS INCLUDING OTHER DIRECTORSHIPS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/OFFICER
Gifford R. Zimmerman 9/9/56 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer (since 1988)	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002) Associate General Counsel and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002) and Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006); Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary (since 2003) of Symphony Asset Management LLC; formerly Managing Director (2002-2004), General Counsel (since 1998) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	177

Williams Adams IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 2007)	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	119

Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 2004)	Managing Director (since 2005) formerly, Vice President (since 2002); formerly, Assistant Vice President of Nuveen Investments, LLC; Chartered Financial Analyst.	177

NAME, BIRTHDATE AND ADDRESS	POSITIONS AND OFFICES WITH THE FUND AND YEAR FIRST ELECTED OR APPOINTED(1)	PRINCIPAL OCCUPATIONS INCLUDING OTHER DIRECTORSHIPS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/OFFICER
Cedric H. Antosiewicz 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 2007)	Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investements, LLC.	119

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 2000)	Vice President (since 2002) of Nuveen Investments.	177

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer (since 1999)	Vice President and Treasurer of Nuveen Investments, LLC and Nuveen Investments, Inc.; Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (2); Vice President and Treasurer of Nuveen Asset Management (since 2002), Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Rittenhouse Asset Management, Inc. (since 2003), Tradewinds Global Investors, LLC (since 2006) and Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasurer of Symphony Asset Management LLC (since 2003); Chartered Financial Analyst.	177

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 1998)	Managing Director (since 2004) formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management (formerly, Managing Director (2004) and Vice President (from 1998-2004)) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2).	177

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 1995)	Managing Director (since 2002), formerly, Vice President of Nuveen Investments; Managing Director of Nuveen Asset Management since 2001); Vice President of Nuveen Investments Advisers Inc. (since 2002); formerly, Managing Director (from 1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	177

NAME, BIRTHDATE AND ADDRESS	POSITIONS AND OFFICES WITH THE FUND AND YEAR FIRST ELECTED OR APPOINTED(1)	PRINCIPAL OCCUPATIONS INCLUDING OTHER DIRECTORSHIPS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/OFFICER

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller (since 1998)	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	177

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President (since 2003)	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Vice President, formerly, Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003), formerly, Assistant Vice President of Nuveen Asset Management; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	177

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 2000)	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	177

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President (since 2002)	Vice President of Nuveen Investments, LLC (since 1999).	177

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary (since 1988)	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp(2); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007).	177

NAME, BIRTHDATE AND ADDRESS	POSITIONS AND OFFICES WITH THE FUND AND YEAR FIRST ELECTED OR APPOINTED(1)	PRINCIPAL OCCUPATIONS INCLUDING OTHER DIRECTORSHIPS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/OFFICER
Kevin J. McCarthy 3/26/66 333 West Wacker Drive Chicago, IL 60606	Vice President and Secretary (since 2007)	Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	177

John V. Miller 4/10/67 333 West Wacker Drive Chicago, IL 60606	Vice President (since 2007)	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	177

(1)	Board members serve a three-year term, except for the two Board members designated as FundPreferred Trustees who serve a one-year term, until his/her successor is elected. The year first elected or appointed represents the year in which the board member or officer was first elected or appointed to any fund in the Nuveen Complex.

(2)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Committees of the Board

The Board of the Fund has five standing committees: the Executive Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Audit Committee and the Nominating and Governance Committee.

Executive Committee. Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. During the fiscal year ended December 31, 2006, the Executive Committee did not meet.

Dividend Committee. Timothy R. Schwertfeger, Chair, Jack B. Evans and Judith M. Stockdale are the current members of the Dividend Committee. The Dividend Committee is authorized to declare distributions on the Trust’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. During the fiscal year ended December 31, 2006, the Dividend Committee held four meetings.

Compliance Risk Management and Regulatory Oversight Committee. William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are the current members of the Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund which are not otherwise the jurisdiction of the other Board committees. As part of its duties regarding compliance matters, the committee was responsible during 2005 for the oversight of the Pricing Procedures of the Fund and the internal Valuation Group. During the fiscal year ended December 31, 2006, the Compliance, Risk Management and Regulatory Oversight Committee met four times.

Audit Committee. The Board has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the American Stock Exchange. Robert P. Bremner, Jack B. Evans, Chair, and William J. Schneider are the current members of the Audit Committee. The Audit Committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Fund (2) the quality and integrity of the financial statements of the Fund and (3) the independent registered public accounting firm’s qualifications, performance and independence. The Audit Committee reviews the work and any recommendations of the Fund’s independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. Since 2005, the Audit Committee has been responsible for the oversight of the Pricing Procedures of the Fund and the internal Valuation Group. The Board has adopted a written Audit Committee Charter that conforms to the listing standards of the American Stock Exchange. During the fiscal year ended December 31, 2006, the Audit Committee met four times.

Nominating and Governance Committee. The Fund has a Nominating and Governance Committee that is composed entirely of Independent Board Members who are also “independent” as defined by American Stock Exchange listing standards. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale and Carole E. Stone are the current members of the Nominating and Governance Committee. The purpose of the Nominating and Governance Committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to the Fund’s Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustee. In addition, the Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at http://www.nuveen.com/etf/products/fundGovernance.aspx. During the fiscal year ended December 31, 2006, the Nominating and Governance Committee met four times.

The Independent Board Members have appointed Robert P. Bremner as their Lead Independent Director. The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board’s effectiveness, and working with the Adviser’s staff and outside counsel on board meeting agendas, board material and workshops for trustees to ensure that the priorities of the Independent Board Members are addressed.

The Board held five regular quarterly meetings and nine special meetings during the last fiscal year. During the last fiscal year, each Board Member attended 75% or more of the Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Fund and the number of Board Members who attended the last annual meeting of shareholders of the Fund is posted on the Funds’ website at www.nuveen.com/etf/products/fundgovernance.aspx.

Compensation of Board Members

Effective January 1, 2007, for all Nuveen funds, Independent Board Members receive a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person or by telephone where in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person or by telephone at a regularly scheduled compliance, risk management and regulatory oversight committee meeting (d) a fee of $1,500 per meeting for attendance in person at a non-regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required, except that the chairperson of the compliance, risk management and regulatory oversight committee may at any time designate a non-regularly scheduled meeting of the committee as an in-person meeting for the purposes of fees to be paid; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Fund.

The Board established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Fund may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees.

The following table sets forth the compensation paid by the Fund during the fiscal year ended December 31, 2006.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE FUND (1)	AMOUNT OF TOTAL COMPENSATION THAT HAS BEEN DEFERRED (2)	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX(3)
INTERESTED TRUSTEE (4)
Timothy R. Schwertfeger	$0	$0	$0
DISINTERESTED TRUSTEES
Robert P. Bremner (5)	$2,485	$389	$177,099
Lawrence H. Brown (6)	$2,229	$0	$165,329
Jack B. Evans	$2,415	$626	$180,111
William C. Hunter	$1,989	$1,989	$146,018
William J. Schneider	$2,381	$2,381	$171,879
Judith M. Stockdale	$1,891	$1,218	$148,510
Carole E. Stone (7)	$0	$0	$0
Eugene S. Sunshine (8)	$2,210	$2,135	$159,130

(1)	Based on the total compensation paid to the trustees for the Fund for the one year period ending December 31, 2006 for services to the Nuveen open-end and closed-end funds advised by NAM.

(2)	Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen funds).
(3)	Based on the total compensation paid to the trustees for the one year period ending December 31, 2006 for services to the Nuveen open-end and closed-end funds advised by NAM. Includes deferred fees. Pursuant to a deferred compensation agreement with [certain of the Funds/the Fund], deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds.
(4)	Mr. Schwertfeger is an “interested person” of the Fund, as defined in the 1940 Act, because he is an officer and director of NAM.
(5)	Robert P. Bremner was appointed Lead Director of the Board of Trustees. The Lead Director receives compensation of $20,000 annually.
(6)	Mr. Brown served on the Board of Trustees through June 30, 2007.
(7)	In December 2006, Ms. Stone was appointed to the Fund’s Board, effective January 1, 2007.
(8)	Mr. Sunshine served on the Board of Trustees through July 31, 2007.

The Fund has no employees. Its officers are compensated by NAM or Nuveen Investments.

Ownership of Shares of the Fund and other Nuveen Funds

The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the other registered investment companies for which NAM serves as investment adviser (collectively, “Nuveen Funds”), in the aggregate. The value of shares of the Nuveen Funds is determined on the basis of the net asset value of the class of shares held as of December 31, 2006. The values of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee’s beneficial ownership of shares of the Nuveen Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
INTERESTED TRUSTEE
Timothy R. Schwertfeger	Over $100,000	Over $100,000
NON-INTERESTED TRUSTEES
Robert P. Bremner	$0	Over $100,000
Lawrence H. Brown*	$10,001 - $50,000	Over-$100,000
Jack B. Evans	$10,001 - $50,000	Over $100,000
William C. Hunter	$0	Over-$100,000
William S. Schneider	$0	Over $100,000
Judith M. Stockdale	$0	Over $100,000
Carole E. Stone	$0	$0
Eugene S. Sunshine*	$0	Over $100,000

*	Mr. Brown served on the Board of Trustees through June 30, 2007. Mr. Sunshine served on the Board of Trustees through July 31, 2007.

As of September 30, 2007, the officers and Trustees as a group beneficially owned less than 1% of the any class of the Fund’s outstanding securities. As of September 30, 2007 no shareholder beneficially owned more than 5% of any class of shares of the Fund. Additionally, no disinterested trustee owned shares of NAM or Nuveen (or any entity controlled by or under common control with NAM or Nuveen).

INVESTMENT ADVISER AND SUBADVISER

NAM acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. NAM is responsible for the selection of the sub-adviser, managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NAM, see “Management of the Fund” in the Fund’s Prospectus.

NAM, a registered investment adviser, is a wholly–owned subsidiary of Nuveen Investments. According to data from Thomson Financial, Nuveen Investments is the leading sponsor of closed–end exchange–traded funds as measured by number of funds (119) and fund assets under management (approximately $53.2 billion) as of September 30, 2007. Founded in 1898, Nuveen Investments and its affiliates had approximately $170 billion in assets under management as of September 30, 2007. Nuveen Investments is currently a publicly–traded company.

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) to be acquired by investors led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM, and the investment sub-advisory agreement between NAM and the sub-adviser, and will result in the automatic termination of each agreement. The Board of Trustees of the Fund has considered a new investment management agreement with NAM and a new investment sub-advisory agreement. The new ongoing agreements have been approved by the Fund’s shareholders. The new ongoing agreements will take effect upon consummation of the merger.

The investors led by Madison Dearborn Partners, LLC include an affiliate of Merrill Lynch. Upon consummation of the merger, it is anticipated that Merrill Lynch will be an indirect “affiliated person” (as that term is defined in the 1940 Act) of the Fund. As a result, the Fund would then generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM and the Fund do not believe that any such prohibition or limitation would have a materially adverse effect on the Fund’s ability to pursue their investment objectives and policies.

There will be no change in the portfolio management of the Fund or in the Fund’s investment objectives or policies as a result of these transactions.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high-net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its highly specialized investment teams, each with its own brand-name and area of expertise: NWQ, specializing in value-style equities; Nuveen, focused on fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, dedicated to “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios. Nuveen Investments is listed on the New York Stock Exchange and trades under the symbol “JNC.”

Security Capital Research & Management Incorporated, 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, is the subadviser to the Fund. Security Capital is a wholly owned subsidiary of J.P. Morgan Chase & Co. Security Capital, which is registered as an investment adviser with the SEC. Security Capital commenced operations in January 1995 and as of September 30, 2007, had assets under management of approximately $5.7 billion.

A team of full-time Security Capital professionals, working together as the Fund’s Portfolio Management Committee, is primarily responsible for overseeing the day-to-day operations of the Fund. The members of the Portfolio Management Committee are as follows:

Anthony R. Manno Jr. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 34 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

Kenneth D. Statz is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 26 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

Kevin W. Bedell is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 20 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

See “The Fund’s Investments—Investment Process” in the Fund’s Prospectus for more information.

The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF DECEMBER 31, 2006

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Accounts On Which The Advisory Fee Is Based On Performance
	Number of Accounts	Total Assets ($ billions)	Number of Accounts	Total Assets ($ billions)	Number of Accounts	Total Assets ($ billions)	Number of Accounts	Total Assets ($ billions)
Anthony R. Manno Jr.	4	$1.2	1	$1.5	534	$2.3	3	$0.3
Kenneth D. Statz	4	$1.2	1	$1.5	534	$2.3	3	$0.3
Kevin W. Bedell	4	$1.2	1	$1.5	534	$2.3	3	$0.3

The Fund’s portfolio managers are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

As shown in the above table, the Fund’s portfolio managers may manage accounts in addition to the Fund. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies to the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Fund invests, Security Capital could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with Security Capital’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

The Fund’s portfolio managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people. The total compensation program includes base salary and cash incentives. These elements reflect individual performance and the performance of the business as a whole. Base salaries are fixed for each portfolio manager. Cash bonuses are variable and focused extensively on the profitability of the business as a whole as well as portfolio investment performance. Base salaries are not based on the performance of any account. Cash bonuses are based on the profitability of the business as a whole as well as the investment performance of all accounts managed by the portfolio manager. Portfolio manager compensation is not based on the value of assets held in the Fund’s portfolio.

At December 31, 2006, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Anthony R. Manno Jr.	$10,001 - $50,000
Kenneth D. Statz	$100,000-$500,000
Kevin W. Bedell	None

Pursuant to an investment management agreement between NAM and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay for the overall advisory and administrative services and general office facilities provided by NAM an annual management fee. The Fund’s management fee is separated into two components — a complex-level component, based on the aggregate amount of all fund assets managed by NAM, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NAM.

The annual fund-level fee, payable monthly, for the Fund is based upon the daily Managed Assets of the Fund as follows:

Aggregate Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For Managed Assets over $2 billion	0.6000

*	Includes net assets attributable to FundPreferred Shares and the principal amount of Borrowings.

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of September 30, 2007, the complex-level fee rate was 0.1831%.

The complex-level fee rate is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S. Complex Managed Assets were approximately $73.1 billion as September 30, 2007.

For the last three fiscal years ended December 31, 2004, 2005 and 2006, the Fund paid NAM, pursuant to the Investment Management Agreement, gross management fees of $6,419,524, $6,943,225 and $8,025,811, respectively. NAM reimbursed the Fund for fees and expenses of $2,164,436, $2,362,641 and $2,705,110 during the fiscal years ended December 31, 2004, 2005 and 2006, respectively.

Pursuant to a Sub-Advisory Agreement between NAM and Security Capital (the “Sub-Advisory Agreement”), Security Capital manages the investment portfolio of the Fund and receives from NAM a percent of the management fee (net of the reimbursement described below) according to the following schedule:

Average Daily Managed Assets (1)	Percent of Management Fee
For the first $125 million	50.0%
For the next $25 million	47.5%
For the next $25 million	45.0%
For the next $25 million	42.5%
For Managed Assets over $200 million	40.0%

(1)	Net assets including assets attributable to FundPreferred Shares and the principal amount of Borrowings.

For the last three fiscal periods ended December 31, 2004, 2005 and 2006, NAM paid Security Capital, pursuant to the Sub-Advisory Agreement, Sub-advisory fees of $1,798,570, $1,926,754 and $2,222,559, respectively.

In addition to the fee of NAM, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any FundPreferred Shares expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Investment Management Agreement and the Sub-Advisory Agreement (the “Advisory Agreements”) have been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund. The renewal of the Advisory Agreements was last approved at a meeting held on May 21-23, 2007. A discussion regarding the Board of Trustees’ decision to approve the renewal of the Advisory Agreements is available in the Fund’s semiannual report to shareholders for the six-month period ended June 30, 2007.

NAM has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

Years Ending November 30,	Percentage Reimbursed (as a Percentage of Managed Assets) (1)
2007	0.25%
2008	0.20
2009	0.15
2010	0.10
2011	0.05

(1)	Net assets including assets attributable to FundPreferred Shares and the principal amount of Borrowings.

Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common shareholders. NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

CODE OF ETHICS

The Fund, NAM, Nuveen, Security Capital and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM, Nuveen and Security Capital can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Security Capital in accordance with its proxy voting procedures.

The Fund has granted to Security Capital the authority to vote proxies on its behalf. Security Capital’s proxy voting policies and procedures are summarized as follows:

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.

To oversee and monitor the proxy-voting process, Security Capital will establish a proxy committee and appoint a proxy administrator. The proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund and brokerage commission rates are made by Security Capital. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, Security Capital will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis.

Spectrum may act as broker for the Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not “interested” trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NAM and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder.

Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, Security Capital shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Security Capital determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or Security Capital’s ongoing responsibilities with respect to the Fund. Research and investment information may be provided by these and other brokers at no cost to Security Capital and is available for the benefit of other accounts advised by Security Capital and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce Security Capital’s expenses, it is not possible to estimate its value and in the opinion of Security Capital it does not reduce Security Capital’s expenses in a determinable amount. The extent to which Security Capital makes use of statistical, research and other services furnished by brokers is considered by Security Capital in the allocation of brokerage business but there is no formula by which such business is allocated. Security Capital does so in accordance with their judgment of the best interests of the Fund and its shareholders. Security Capital may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the NASD, and subject to seeking best price and execution, Security Capital may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

Certain other clients of Security Capital may have investment objectives and policies similar to those of the Fund. Security Capital may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of Security Capital to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable to Security Capital to the accounts involved, including the Fund. When two or more of the clients of Security Capital (including the Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The rule sets forth requirements relating to, among other things, the terms of an issue purchased by the Fund, the amount which may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund’s Board of Trustees or its delegate, NAM.

DISTRIBUTIONS

The Fund pays quarterly distributions stated in terms of a fixed cents per Common Share dividend rate that will be composed of, in addition to payments received from portfolio companies (REITs), supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing unrealized capital gains. Quarterly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. NAM, in making such projections, may consider long-term historical returns and a variety of other factors. Distributions can only be made after paying any interest and required principal payments on Borrowings, if any, and any accrued dividends to FundPreferred Shares shareholders, if any. The distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of the Fund’s equity investments compared to fixed-income investment, but that prefer a consistent level of cash distributions be available each month for reinvestment or for other purposes of their choosing.

If, for any quarterly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years, when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

At the same time that it pays a quarterly distribution, the Fund will post on its website (www.nuveen.com/etf), and make available in written form to holders of its Common Shares a notice of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The Fund expects that it will provide this type of information primarily on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions, and because the Fund expects that the distributions’ tax characteristics will fairly reflect the economic basis of the funds’ distributions and returns. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) through its managed distributions after making interest and required principal payments on Borrowings or paying any accrued dividends or making any redemption or liquidation payments to FundPreferred Shares shareholders or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund will treat the retained capital gain amount as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. The distributions paid by the Fund should not be viewed solely as “income.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent (defined below) in additional Common Shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company as dividend paying agent (the “Plan Agent”).

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price;

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the Exchange or elsewhere, for the participants” accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3) If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open -market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: ComputerShare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares offered under this Prospectus through

•	at-the market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the costs of the offering, including but not limited to, the expense of preparing the Prospectus and SAI for an offering, and the expense of counsel, auditors and others in connection with the offering.

Pursuant to a requirement of the National Association of Securities Dealers, Inc., or NASD, the maximum commission or discount to be received by any NASD member or independent broker-dealer may not be greater than eight percent (8%) of the gross proceeds received by us for the sale of any securities being registered pursuant to SEC Rule 415 under the Securities Act.

Distribution Through At-the-Market Transactions

The Fund has entered into a Distribution Agreement with Nuveen, a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement. Subject to the terms and conditions of the Distribution Agreement, the Fund may issue and sell Common Shares from time to time through Nuveen to certain broker-dealers that have entered into selected dealer agreements with Nuveen.

Common Shares will only be sold on such days as shall be agreed to by the Fund and Nuveen. Common Shares will be sold at market prices, which shall be determined with reference to trades on the American Stock Exchange, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current NAV per Common Share plus the per share amount of the commission to be paid to Nuveen. The Fund and Nuveen will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen with respect to the sale of Common Shares will be at a commission rate of 3% of the gross sales price per share of the Common Shares sold. Nuveen will compensate broker-dealers participating in the offering at a rate of 2.40% of the gross sales price per share of the Common Shares sold by that broker-dealer. Dealer reallowance may be changed by Nuveen from time to time. In addition, out of its own assets, Nuveen may to compensate broker-dealers for advice relating to the development, structuring and on-going operation of the ATM Program. Nuveen Investments intends to enter into an agreement with UBS Securities LLC (“UBS”) for the provision of such services and will compensate UBS at the rate of $10,000 per calendar quarter for each Nuveen fund in the ATM Program (the “ATM Program Fee”), up to a maximum amount of $200,000. The ATM Program Fee will be paid quarterly in arrears with respect to quarters during which there is fund activity under the ATM program. The ATM Program Fee may be deemed by the Financial Industry Regulatory Authority (“FINRA”) to constitute compensation to UBS in connection with the ATM Program. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen may be deemed to be an underwriter within the meaning of the Securities Act, and the compensation of Nuveen may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further prospectus supplement, Nuveen as underwriter will act as underwriter on a reasonable efforts basis.

The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all Shares subject thereto or (ii) termination of the Distribution Agreement. The Fund and Nuveen each have the right to terminate the Distribution Agreement in its discretion at any time.

The Fund currently intends to distribute the shares offered pursuant to its Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this prospectus describing such transactions.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis, e.g., in an overnight or similarly abbreviated offering period. The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen, one of the Fund’s underwriters, and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 2% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross per share offering price. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 94% of the closing market price of the Fund’s Common Shares on the day prior to the offering date.

Privately Negotiated Transactions

The Fund, through Nuveen, may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters, as defined in the Securities Act, for any resale of the Common Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the NAV per Common Share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average of the daily market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever FundPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred Shares would be at least 200% after giving effect to the distributions. See “FundPreferred Shares” below.

The Common Shares are listed on the American Stock Exchange and trade under the ticker symbol “JRS.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in real estate securities have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

FundPreferred Shares

The Declaration authorizes the issuance of an unlimited number of FundPreferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. There are currently $222 million in FundPreferred Shares outstanding representing approximately 24% of the Fund’s capital as of September 30, 2007. The decision to issue additional FundPreferred Shares, or incur additional Borrowings, is subject to market conditions and to the Board of Trustee’s continuing belief that leveraging the Fund's capital structure through the issuance of additional FundPreferred Shares, or Borrowings, is likely to achieve the benefits to the Common Shareholders described in the Prospectus. The Board of Trustees has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the FundPreferred Shares will be as stated below.

Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred Shares with an aggregate liquidation value of up to one-half (50%) of the value of the Fund’s total net assets, measured immediately after issuance of the FundPreferred Shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred Shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares discussed in this Prospectus, the liquidation value of the FundPreferred Shares as of September 30, 2007, adjusted for the estimated proceeds of this offering, is expected to be approximately 22% of the Fund’s capital. The Fund intends to purchase or redeem FundPreferred Shares, if necessary, to keep that percentage below 50%.

Distribution Preference. The FundPreferred Shares have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights. Holders of FundPreferred Shares, voting as a separate class, are entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 12 trustees). The remaining trustees will be elected by Common Shareholders and holders of FundPreferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the FundPreferred Shares, the holders of all outstanding FundPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of FundPreferred Shares will be required, in addition to the single class vote of the holders of FundPreferred Shares and Common Shares.

Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred Shares provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of FundPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund will increase such leverage.

Borrowings

The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets (collectively, “Borrowings”). In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

Limitations. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

The discussion above describes the Board of Trustees’ present intention with respect to a possible offering of FundPreferred Shares or Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Declaration.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and FundPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote only by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s FundPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred Shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred Shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s FundPreferred Shares, are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued FundPreferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the American Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares and FundPreferred Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s FundPreferred Shares outstanding at the time, voting as a separate class, provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under “Certain Provisions in the Declaration of Trust” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred Shares then outstanding, and the Fund’s Common Shares would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value would result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of the Fund will consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing, holding and disposing of Common Shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holding so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, income from the interests in certain qualified publicly traded partnerships, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. If a portion of the Fund’s income consists of dividends paid by U.S. corporations (not including corporations qualifying as REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction or as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, if any, between its Common Shares and FundPreferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and FundPreferred Shares. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the FundPreferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Investments in Real Estate Investment Trusts

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. The IRS in Notice 2006-97 set forth some basic principles for the application of these rules until such regulations are issued. In general, the applicable rules under the Code and expected rules under the regulations will provide that the excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Adviser does not intend on behalf of the Fund to invest in REITs where a substantial portion of the assets of which consists of residual interests in REMICs.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is currently 28% until 2011 when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see “Investments in Real Estate Investment Trusts” above)), which tax is generally withheld from such distributions. Distributions which are designated by the Fund as “interest-related dividends” or “short-term capital gain dividends” are exempt from the 30% withholding rate. Interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person and satisfy certain other requirements. The exemption for interest-related dividends and short-term capital gains applies to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless Congress extends such date.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding” above. Under recently enacted legislation, distributions made by a regulated investment company which is a “qualified investment entity” (“QIE”) to its foreign shareholders where such distributions are attributable to gain from the sale or exchange of “U.S. real property interests” (“USRPI”) will be subject to special rules. The gain is sometimes referred to as FIRPTA gain (“FIRPTA Gain”). The Fund will be a QIE, in general, if more than 50% of its assets consist of interests in REITs and U.S. real property holding corporations. A U.S. real property holding corporation is, in general, a U.S. corporation more than 50% of the assets of which are interests in U.S. real estate. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the shorter of the period during which the person held such interest and the previous five-year period, and (ii) a regulated investment company’s interest in a domestically controlled REIT or RIC. The look-through rules and exemption for withholding for foreign shareholders owning 5% or less of a class of Fund shares is set to sunset on December 31, 2007, except as provided below.

If the Fund is classified as a QIE and a foreign shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution, then Fund distributions to such foreign shareholder are treated as FIRPTA Gain to the extent the distribution is attributable to the sale or disposition of a USRPI by the Fund. In such case, the Fund will be required to withhold 35% of such distribution paid to a foreign shareholder and the foreign shareholder will have an obligation to file a U.S. income tax return and pay any associated taxes. For all other foreign shareholders of a the Fund if it is a QIE, distributions of FIRPTA Gain will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a capital gain dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding whether such distribution is designated as long-term or short-term capital gain dividends).

If the Fund makes a distribution to a foreign shareholder that is attributable to a FIRPTA Gain received by the Fund from QIE REITs or regulated investment companies in which the Fund invests, such distributions will retain their character as FIRPTA Gains when passed though to the foreign shareholder regardless of the Fund’s percentage ownership of such QIE REITs or regulated investment companies.

If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’ share in the Fund in the United States will ordinarily be exempt from U.S. tax unless (i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident of the United States, or (ii) the sale or redemption of Fund shares is treated as FIRPTA Gain. The sale or redemption of Fund shares will be treated as FIRPTA Gain to a foreign shareholder, only if (i) such foreign shareholder owns more than 5% of a class of shares in the Fund; (ii) more than 50% of the Fund’s assets consist of (A) more than 5% interests in publicly traded companies that are U.S. real property holding companies, (B) interests in non-publicly traded companies that are U.S. real property holding companies, and (C) interests in REITs that are not controlled by U.S. shareholders where the REIT shares are either not publicly traded or are publicly traded and the Fund owns more than 5%; and (iii) foreign shareholders own 50% or more of the value of the Fund shares. (Requirement (C)(iii) sunsets and does not apply after December 31, 2007). In the unlikely event a sale of Fund shares results in FIRPTA Gain, the gain will be taxed as income “effectively connected with a U.S. trade or business.” As a result, foreign shareholders will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

Certain wash sale rules may apply to certain foreign shareholders in the Fund. If a foreign shareholder of the Fund, during the 30-day period preceding the ex-dividend date of a Fund distribution that would have been treated as a FIRPTA Gain disposition, acquires a substantially identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the ex-dividend date of the distribution, and does not in fact receive the distribution in a manner that subjects the foreign shareholder to tax under FIRPTA, then the foreign shareholder is required to pay U.S. tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These wash sale rules also apply to substitute dividend payments and other similar arrangements. The portion of the substitute dividend or similar payment treated as FIRPTA Gain equals the portion of the Fund’s distribution such payment is in lieu of that otherwise would have been treated as FIRPTA Gain.

Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Income Taxes

Income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance because the amount of assets to be invested within various countries is not known. Because the Fund’s investment in Foreign Securities is limited to 25% or less of the total assets of the Fund, it is not expected that the Fund will be able to “pass through” to you foreign income taxes (including withholding taxes) paid by the Fund.

Other Transactions

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

FINANCIAL STATEMENTS

The Financial Statements and the independent registered public accounting firms reports thereon, appearing in the Fund’s annual shareholder report for the fiscal year ended December 31, 2006, and the Fund’s semi-annual shareholder report for the period ended June 30, 2007, are incorporated herein by reference in this Statement of Additional Information. The Fund’s annual and semi-annual shareholder reports may be obtained without charge by calling (800) 257-8787.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street (the “Transfer Agent”). The Transfer Agent is located at 250 Royall Street, Canton, Massachusetts 02021.

LEGAL OPINION

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Morgan, Lewis & Bockius LLP, Washington, DC.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated “CC” is currently highly vulnerable to nonpayment.

C

The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C

The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

P

The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R

The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA”, “AA”, “A”, “BBB”, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

An S&P note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1

A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

AAA

Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA

Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA

Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA

Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA

Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA

Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM LOANS

MIG 1/VMIG 1

This designation denotes superior credit quality.

Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

COMMERCIAL PAPER

Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, AND D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC”, or to short-term ratings other than “F1”.

“NR” indicates that Fitch does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action.

Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Nuveen Real Estate Income Fund

STATEMENT OF ADDITIONAL INFORMATION

                    , 2007

PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits.

1.	Financial Statements:

(a)	Contained in Part A

Financial Highlights for the fiscal periods ended October 31, 2002 through June 30, 2007.

(b)	Contained in Part B

Financial Statements are incorporated in Part B by reference to Nuveen Real Estate Income Fund’s (the “Fund” or the “Registrant”) December 31, 2006 Annual Report (audited) on Form N-CSR as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000950137-07-003562 on March 9, 2007 and to the Registrant’s June 30, 2007 Semi-Annual Report (unaudited) on Form N-CSR as filed with the SEC via EDGAR Accession No. 0000950137-07-013845 on September 6, 2007.

2.	Exhibits:

(a)(1)	Registrant’s Declaration of Trust dated August 27, 2001 is incorporated herein by reference to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(a)(2)	Moody’ and Fitch FundPreferred Guidelines are incorporated herein by reference to Exhibit (d)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement of Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(b)	Registrant’s By-laws (Amended and Restated as of February 20, 2006) are incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement of Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(c)	None.

(d)(1)	Form of Share Certificate (Preferred Shares) is incorporated herein by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(d)(2)	Form of Share Certificate (Common Shares) is incorporated herein by reference to Exhibit (d) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000940180-01-500398 on October 17, 2001.

(e)	Nuveen Taxable Exchange-Traded Closed-End Funds (Opt-In) Terms and Conditions of the Dividend Reinvestment Plan are filed herewith.

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(f)	None.

(g)(1)	Investment Management Agreement between the Registrant and Nuveen Asset Management dated July 28, 2005 is incorporated herein by reference to Exhibit (g)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(g)(2)	Renewal of Investment Management Agreement between the Registrant and Nuveen Asset Management is filed herewith.

(g)(3)	Expense Reimbursement Agreement between the Registrant and Nuveen Institutional Advisory Corp. (now, Nuveen Asset Management) dated October 3, 2001 is incorporated herein by reference to Exhibit (k)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(g)(4)	Investment Sub-Advisory Agreement between Nuveen Asset Management and Security Capital Research & Management Incorporated dated July 28, 2005 is incorporated herein by reference to Exhibit (g)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(g)(5)	Renewal of Investment Sub-Advisory Agreement between Nuveen Asset Management and Security Capital Research & Management Incorporated is filed herewith.

(h)(1)	Form of Distribution Agreement (Common Shares) is filed herewith.

(h)(2)	Form of Selected Dealer Agreement (Common Shares) is filed herewith.

(h)(3)	Form of Underwriting Agreement (Preferred Shares) is incorporated herein by reference to Exhibit (h) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(h)(4)	Form of Nuveen Broker-Dealer Agreement dated January 11, 2002 (Preferred Shares) is incorporated herein by reference to Exhibit (k)(4) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(i)	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees is incorporated herein by reference to Exhibit (i) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(j)	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated as of March 20, 2006 is incorporated herein by reference to Exhibit (j) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

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(k)(1)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company dated October 7, 2002 is incorporated herein by reference to Exhibit (k)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(k)(2)	Form of Nuveen Auction Agency Agreement dated January 11, 2002 (Preferred Shares) is incorporated herein by reference to Exhibit (k)(3) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(k)(3)	Form of DTC Letter of Representations (Preferred Shares) is incorporated herein by reference to Exhibit (k)(5) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(l)	Opinion and consent of counsel, Morgan, Lewis & Bockius, LLP, to be filed by amendment.

(m)	None.

(n)	Consent of independent registered public accounting firm, Ernst & Young, is filed herewith.

(o)	None.

(p)	Subscription Agreement between the Registrant and Nuveen Advisory Corp. (now, Nuveen Asset Management) dated October 29, 2001 is incorporated herein by reference to Exhibit (p) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(q)	None.

(r)(1)	Nuveen Investments (Including Certain Subsidiaries of Nuveen Investments, Inc.), Nuveen Defined Portfolios, Nuveen Closed-End Funds and Nuveen Open-End Funds Code of Ethics and Reporting Requirements dated February 1, 2005 as Amended and Restated through February 25, 2007 is incorporated herein by reference to Exhibit (r)(1) to Pre-Effective Amendment No. 2 to Nuveen Municipal High Income Fund’s Registration Statement on Form N-2 (File No. 333-140017) as filed with the SEC via EDGAR Accession No. 0001193125-07-204552 on September 20, 2007.

(r)(2)	JP Morgan Asset Management Americas Code of Ethics of DVCMM LLC, J.P. Morgan Alternative Asset Management, Inc., J.P. Morgan Fleming Asset Management (London) Limited, J.P. Morgan High Yield Partners, LLC, J.P. Morgan Investment Advisors, Inc., J.P. Morgan Investment Management, Inc. and Security Capital Research & Management Incorporated Effective January 7, 2005 is incorporated herein by reference to Exhibit (r)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-13365) as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

(s)	Powers of Attorney are filed herewith.

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Item 26: Marketing Arrangements.

See relevant Sections of the Forms of Underwriting Agreements filed as Exhibits (h)(1) (Common Shares) and (h)(3) (Preferred Shares) to the Registration Statement.

See the relevant Sections of the Forms of Dealer Agreements filed as Exhibits (h)(2) (Common Shares) and (h)(4) (Preferred Shares) to the Registration Statement.

Item 27: Other Expenses of Issuance and Distribution.

Securities and Exchange Commission Registration Fees	$1,960
NASD Fees	6,885
Printing and Engraving Fees	50,000
Legal Fees	90,000
Accounting Fees	3,000
Miscellaneous Fees	8,155

Total	$160,000

Item 28: Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 29: Number of Holders of Securities.

At September 30, 2007:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	29,792
Preferred Shares, $0.01 par value	2,257

Item 30: Indemnification.

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)	against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which die proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

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(b)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)	in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters that involve

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willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.

Section 8 of the Form of Underwriting Agreement to be filed as Exhibit h.l to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser.

Nuveen Asset Management (“NAM”) serves as investment adviser to separately managed accounts, closed-end management investment companies and to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III and Nuveen Investment Trust V.

NAM has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under “Management of the Fund” in Part B of this Registration Statement. Such information for the remaining senior officers of NAM appears below:

Name and Position with NAM	Other Business Profession, Vocation or Employment During Past Two Years
John P. Amboian, Chief Executive Officer, President and Director	Chief Executive Officer, President and Director of Nuveen Investments, Inc., Rittenhouse Asset Management, Inc., Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Investments, LLC, NWQ Holdings, LLC and Nuveen Investments Institutional services group LLC.

John L. MacCarthy, Senior Vice President, Secretary and General Counsel	Senior Vice President, General Counsel and Secretary (since March 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc,; Senior Vice President and Secretary of Nuveen Investments Advisers Inc,; Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC; formerly, Partner in the law firm of Winston & Strawn LLC.

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Name and Position with NAM	Other Business Profession, Vocation or Employment During Past Two Years
Stuart J. Cohen, Managing Director, Assistant Secretary and Assistant General Counsel	Managing Director and Assistant Secretary of Nuveen Investments LLC; Vice President and Assistant Secretary of Nuveen Investments Holdings, Inc., NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; Vice President of Nuveen Investments Advisers Inc.; and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Symphony Asset Management LLC.

Sherri A. Hlavacek, Vice President and Corporate Controller

Vice President and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc. and Rittenhouse Asset Management, Inc.; Vice President and Controller of Nuveen Investments, Inc.; Vice President of NWQ Holdings, LLC and Nuveen Investments Advisers Inc.; Certified Public Accountant

Mary E. Keefe, Managing Director and Chief Compliance Officer

Vice President, Managing Director and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc. and Rittenhouse Asset Management, Inc.; Chief Compliance Officer of Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Nuveen HydePark Group, LLC; Managing Director of Nuveen Investments Institutional Services Group LLC.

Glenn R. Richter, Executive Vice President

Executive Vice President and Chief Administrative Officer of Nuveen Investments, Inc.; Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.

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Item 32: Location of Accounts and Records.

Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Asset Management.

Item 33: Management Services.

Not applicable.

Item 34: Undertakings.

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a.	For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b.	For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-141547) to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 31st day of October, 2007.

NUVEEN REAL ESTATE INCOME FUND

/s/ Kevin J. McCarthy
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)	October 31, 2007

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)

Timothy R. Schwertfeger*	Chairman of the Board and Trustee

Robert P. Bremmer*	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee

William J. Schneider*	Trustee

Judith M. Stockdale*	Trustee

Carole E. Stone*	Trustee

By*:	/s/ Kevin J. McCarthy
Kevin J. McCarthy, Attorney-in-Fact
October 31, 2007

*	The original powers of attorney authorizing Kevin J. McCarthy, among others, to execute this Registration Statement, and Amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith.

EXHIBIT INDEX

Exhibit No.	Exhibit
Ex-99.E	Terms and Conditions of the Dividend Reinvestment Plan

Ex-99.G2	Renewal of Investment Management Agreement

Ex-99.G5	Renewal of Investment Sub-Advisory Agreement

Ex-99.H1	Form of Distribution Agreement

Ex-99.H2	Form of Selected Dealer Agreement

Ex-99.N	Consent of Ernst & Young LLP

Ex-99.S	Powers of Attorney